Exhibit 10.15

ACCURAY INCORPORATED

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

1.Purposes of the Plan.  The purposes of this Plan are:

•to attract and retain the best available personnel for positions of substantial responsibility,

•to provide additional incentive to Employees, Directors and Consultants, and

•to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and other stock or cash awards as the Administrator may determine.

2.Definitions.  As used herein, the following definitions will apply:

(a)“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)“Affiliate” means any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

(c)“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, or other stock or cash awards as the Administrator may determine.

(e)“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(f)“Board” means the Board of Directors of the Company.

(g)“Change in Control” means the occurrence of any of the following events:

(i)A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control.  Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the

Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii)A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)‑month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(h) “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(i)“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(j)“Common Stock” means the common stock of the Company.

(k)“Company” means Accuray Incorporated, a Delaware corporation, or any successor thereto.

(l)“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent, Subsidiary or Affiliate to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(m)“Covered Employee” means any Service Provider who would be considered a “covered employee” within the meaning of Section 162(m) of the Code.

(n)“Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Code Section 162(m).

(o)“Director” means a member of the Board.

(p)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q)“Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced.

(t)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(u)“Fiscal Year” means the fiscal year of the Company.

(v)“Full Value Award” means any Award which results in the issuance of Shares other than Options, Stock Appreciation Rights or other Awards that are based solely on an increase in value of the Shares following the grant date.

(w)“GAAP” means U.S. generally accepted accounting principles.

(x)“Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y)“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(z)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)“Option” means a stock option granted pursuant to the Plan.

(bb)“Outside Director” means a Director who is not an Employee.

(cc)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)“Participant” means the holder of an outstanding Award.

(ee)“Performance Goals” will have the meaning set forth in Section 12 of the Plan.

(ff)“Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(gg)“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 11.

(hh)“Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing  pursuant to Section 11.

(ii)“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, continued service, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(jj)“Plan” means this Amended and Restated 2016 Equity Incentive Plan.

(kk)“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(ll)“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(mm)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(nn)“Section 16(b)”  means Section 16(b) of the Exchange Act.

(oo)“Securities Act”  means the Securities Act of 1933, as amended.

(pp)“Section 409A” means Section 409A of the Code and the final regulations and any guidance promulgated thereunder, as may be amended from time to time.

(qq)“Service Provider” means an Employee, Director or Consultant.

(rr)“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(ss)“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(tt)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.Stock Subject to the Plan.

(a)Stock Subject to the Plan.  Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is (i) 18,420,000 Shares, plus (ii) any Shares which have been reserved but not issued pursuant to any awards granted under the Company’s 2007 Incentive Award Plan, as amended (the “Existing Plan”), as of November 17, 2016 and any Shares subject to stock options, restricted stock units, performance shares, performance units, or similar awards granted under the Existing Plan, that, on or after November 17, 2016, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Existing Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan from the Existing Plan equal to 10,084,101.  The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)Full Value Awards.  Any Shares subject to Full Value Awards will be counted against the numerical limits of Section 3(a)(i) as 1.71 Shares for every 1 Share subject thereto.  Further, if Shares subject to any Full Value Award are forfeited to or repurchased by the Company and otherwise would return to the Plan pursuant to Section 3(c), 1.71 times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance under the Plan.

(c)Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to Stock Appreciation Rights, the gross Shares issued (i.e., Shares actually issued pursuant to a Stock Appreciation Right, as well as the Shares that represent payment of the exercise price and any applicable tax withholdings) pursuant to a Stock Appreciation Right will cease to be available under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  For purposes of clarification, no Shares purchased by the Company with proceeds received from the exercise of an Option or Stock Appreciation Right will become available for issuance under this Plan.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 3(c).

(d)Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.Administration of the Plan.

(a)Procedure.

(i)Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Code Section 162(m), the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Code Section 162(m).

(iii)Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)to determine the Fair Market Value;

(ii)to select the Service Providers to whom Awards may be granted hereunder;

(iii)to determine the number of Shares to be covered by each Award granted hereunder;

(iv)to approve forms of Award Agreements for use under the Plan;

(v)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(viii)to modify or amend each Award (subject to Sections 5(d) and 21 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 7(b) of the Plan regarding Incentive Stock Options);

(ix)to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 16 of the Plan;

(x)to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xii)to make all other determinations deemed necessary or advisable for administering the Plan.

(c)Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5.Award Limitations.

(a)Annual Awards for Employees and Consultants.  For so long as: (x) the Company is a “publicly held corporation” within the meaning of Code Section 162(m) and (y) the deduction limitations of Code Section 162(m) are applicable to the Company’s Covered Employees, then, subject to Section 15, the limits specified below shall be applicable to Awards issued under the Plan:

(i)Limits on Options.  No Employee or Consultant shall receive Options during any Fiscal Year covering in excess of 4,000,000 Shares.

(ii)Limits on Stock Appreciation Rights.  No Employee or Consultant shall receive Stock Appreciation Rights during any Fiscal Year covering in excess of 4,000,000 Shares.

(iii)Limits on Restricted Stock.  No Employee or Consultant shall receive Awards of Restricted Stock during any Fiscal Year covering in excess of 2,000,000 Shares.

(iv)Limits on Restricted Stock Units.  No Employee or Consultant shall receive Restricted Stock Units during any Fiscal Year covering in excess of 2,000,000 Shares.

(v)Limits on Performance Shares.  No Employee or Consultant shall receive Performance Shares during any Fiscal Year covering in excess of 2,000,000 Shares.

(vi)Limits on Performance Units.  No Employee or Consultant shall receive Performance Units with an aggregate initial value of greater than $10,000,000.

(b)Annual Awards for Outside Directors.  No Outside Director may be granted, in any Fiscal Year, Awards with a grant date fair value (determined in accordance with GAAP) of greater than $500,000.  Any Award granted to a Participant while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purposes of the limitations under this Section 5(b).

(c)Minimum Vesting Requirements.

(i)General.  Except as specified in Section 5(c)(ii), Restricted Stock Units, Options and Stock Appreciation Rights will vest no earlier than the 1-year anniversary of such Award’s grant date (except if accelerated pursuant to a Change in Control or a termination of Participant’s status as a Service Provider under certain circumstances, a Participant’s death, or a Participant’s Disability) (each, an “Acceleration Event”).

(ii)Exception.  Restricted Stock Units, Options and Stock Appreciation Rights may be granted to any Service Provider without regard to the minimum vesting requirements set forth in Section 5(c)(i) if the Shares subject to such Awards would not result in more than 5% of the maximum aggregate number of Shares reserved for issuance pursuant to all outstanding Restricted Stock Units, Options and Stock Appreciation Rights granted under the Plan (the “5% Limit”).  Any Restricted Stock Units, Options or Stock Appreciation Rights that have their vesting discretionarily accelerated (except if accelerated pursuant to an Acceleration Event) are subject to the 5% Limit.  For purposes of clarification, the Administrator may accelerate the vesting of any Award pursuant to an Acceleration Event without such vesting acceleration counting toward the 5% Limit. The 5% Limit applies in the aggregate to Restricted Stock Units, Options or Stock Appreciation Rights that do not satisfy the minimum vesting requirements set forth in Section 5(c)(i) and to the discretionary vesting acceleration of Restricted Stock Units, Options or Stock Appreciation Rights as specified in this Section 5(c)(ii).

(d)No Exchange Program.  The Administrator may not implement an Exchange Program.

6.Eligibility.  Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and such other cash or stock awards as the Administrator determines may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees of the Company or any Parent or Subsidiary of the Company.

7.Stock Options.

(a)Grant of Option. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate fair market value of the Shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), the portion of the Options falling within such limit will be Incentive Stock Options and the excess Options will be treated as Nonstatutory Stock Options.  For purposes of this Section 7(a)(i), incentive stock options will be taken into account in the order in which they were granted.  The fair market value of the Shares will be determined as of the time the option with respect to such Shares is granted.

(b)Term of Option.  The term of each Option will be stated in the Award Agreement but will not exceed ten (10) years from the date the Option is granted.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)Option Exercise Price and Consideration.

(i)Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)In the case of an Incentive Stock Option

(A)granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3)Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)Waiting Period and Exercise Dates.  At the time an Option is granted and subject to the provisions of this Plan, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)Form of Consideration.  The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that such Shares have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.

(d)Exercise of Option.

(i)Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator, subject to the provisions of this Plan, and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)Termination of Relationship as a Service Provider other than Death or Disability.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement.  If Participant dies during such post-employment period, the Option may be exercised following the Participant’s death for one (1) year after Participant’s death, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If, after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death, but in no event later than the expiration of the term of such Option as set forth in the Award Agreement.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan.

(v)Tolling Expiration.  A Participant’s Award Agreement may also provide that:

(1)if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or

(2)if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30)-day period after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

8.Restricted Stock.

(a)Grant of Restricted Stock.  Subject to the terms of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(b)Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)Transferability.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)Other Restrictions.  Subject to the provisions of this Plan, the Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan in accordance with Section 3(b) of the Plan.

(i)Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Code Section 162(m), the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.  The Performance Goals will be set by the Administrator on or before the Determination Date.  In granting Restricted Stock that is intended to qualify under Code Section 162(m), the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Code Section 162(m) (e.g., in determining the Performance Goals).

9.Restricted Stock Units.

(a)Grant of Restricted Stock Units.  Subject to the terms of the Plan, the Administrator, at any time and from time to time, Restricted Stock Units may be granted to Service Providers at any time and from time to time as determined by the Administrator.

(b)Restricted Stock Unit Agreement.  Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(e), may be left to the discretion of the Administrator.

(c)Vesting Criteria and Other Terms.  Subject to the provisions of this Plan, the Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.  After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units.

(d)Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(e)Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement.  The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof.  Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(f)Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company and become available for grant under the Plan.

(g)Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Code Section 162(m), the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.  The Performance Goals will be set by the

Administrator on or before the Determination Date.  In granting Restricted Stock Units which are intended to qualify under Code Section 162(m), the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Code Section 162(m) (e.g., in determining the Performance Goals).

10.Stock Appreciation Rights.

(a)Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(c)Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d)Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof.  Notwithstanding the foregoing, the rules of Section 7(d) also will apply to Stock Appreciation Rights.

(e)Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; multiplied by

(ii)The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

11.Performance Units and Performance Shares.

(a)Grant of Performance Units/Shares.  Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion.

(b)Value of Performance Units/Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant.  Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers.  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.  After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period.  The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g)Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Code Section 162(m), the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.  The Performance Goals will be set by the Administrator on or before the Determination Date.  In granting Performance Units/Shares which are intended to qualify under Code Section 162(m), the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Code Section 162(m) (e.g., in determining the Performance Goals).

12.Performance-Based Compensation Under Code Section 162(m).

(a)General.  If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 12 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Code Section 162(m) to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 12.

(b)Performance Goals.  The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including stock price, revenue, profit, bookings, cash flow, customer retention, customer satisfaction, net bookings, net income, net profit, operating cash flow, operating expenses, total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; pre-tax profit; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; profit margin, debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; new product introductions; delivery performance; individual objectives; and total stockholder return.  Any Performance Goals may be used to measure the performance of the Company as a whole or, except with respect to stockholder return metrics, to a region, business unit, affiliate or business segment, and any Performance Goals may be measured either on an absolute basis, a per share basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with GAAP, in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to either exclude any items otherwise includable under GAAP or under IASB Principles or include any items otherwise excludable under GAAP or under IASB Principles.  In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to or at the time of the issuance of an Award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period. In addition, the Administrator will adjust any performance criteria, Performance Goal or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.  The Performance Goals may differ from Participant to Participant and from Award to Award.  Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c)Procedures.  To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period.  Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.  A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d)Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Code Section 162(m), and the Plan will be deemed amended to the extent necessary to conform to such requirements.

13.Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.Transferability of Awards.

(a)General.  Except to the limited extent provided in Section 14(b), an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

(b)Limited Transferability.  The Administrator may permit an Award (other than an Incentive Stock Option) to be assigned or transferred, in whole or in part, during a Participant’s lifetime: (i) under a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421‑1(b)(2); or (ii) to a “family member,” within the meaning of and in accordance with instructions for Form S-8 promulgated under the Securities Act, to the extent such assignment or transfer is in connection with the Participant’s estate plan; or (iii) to the extent required by any Applicable Law.

15.Adjustments; Dissolution or Liquidation; Change in Control.

(a)Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limit in Sections 3 and 5(a) of the Plan.

(b)Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)Change in Control.  Except as set forth in this Section 15(c), in the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices.  In taking any of the actions permitted under this, the Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award (and for the avoidance of doubt, notwithstanding the vesting limitations under Section 5(c)), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels, prorated based on the portion of the Performance Period that elapsed as of immediately prior to the applicable merger or Change in Control.  All other terms and conditions with respect to such Awards with performance-based vesting will be deemed met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d)Outside Director Awards.  With respect to Awards granted to an Outside Director that are assumed or substituted for in a merger or Change in Control, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Units and Performance Shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels, prorated based on the portion of the Performance Period that elapsed as of immediately prior to the applicable merger or Change in Control.  All other terms and conditions with respect to such Awards with performance-based vesting will be deemed met.

16.Tax.

(a)Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount required to be withheld or a greater amount if that would not result in adverse financial accounting treatment, (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.

(c)Compliance With Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A.

17.Forfeiture Events.

(a)Generally.  The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Notwithstanding any provisions to the contrary under this Plan, an Award shall be subject to the Company’s clawback policy as may be established and/or amended from time to time (the “Clawback Policy”).  In the absence of a Clawback Policy, each Award shall be subject to Section 17(b).  The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or Section 17(b) or as necessary or appropriate to comply with Applicable Laws.

(b)Forfeiture Provisions Applicable in the Absence of a Clawback Policy.  The following provisions shall apply while a Clawback Policy is not in effect:

(i)Recoupment in the Event of a Restatement of Financial Results. Notwithstanding anything to the contrary set forth in the Plan or any Award, in the event the Company is required to restate its financial results, the Board will review the conduct of executive officers in relation to the restatement.  If the Board determines that an executive officer has engaged in misconduct, or otherwise violated the Company’s Code of Conduct and Ethics for Employees, Agents and Contractors, and that such misconduct or violation contributed to such restatement, then the Board may, in its discretion, take appropriate action to remedy the misconduct or violation, including, without limitation, seeking reimbursement of any portion of any performance-based or incentive compensation paid or awarded to the employee that is greater than would have been paid or awarded if calculated based on the restated financial results, to the extent not prohibited by governing law. For this purpose, the term “executive officer” means executive offers as defined by the Exchange Act. Any such action by the Board would be in addition to any other actions the Board may take under the Company’s policies, as modified from time to time, or any actions imposed by law enforcement, regulators or other authorities.

(ii)Recoupment in the Event of a Material Reduction in Publicly Disclosed Backlog.  Notwithstanding anything to the contrary set forth in the Plan or any Award, in the event the Company is required to make a Material Reduction of its publicly-disclosed backlog figures, the Board will review the conduct of executive officers in relation to the determination and publication of backlog figures and their subsequent Material Reduction.  If the Board determines that an executive officer has engaged in knowing or reckless misconduct, or otherwise violated the Company’s Code of Conduct and Ethics for Employees, Agents, and Contractors, and that such misconduct or violation led to the improper inclusion of a proposed system sale in publicly-disclosed backlog, then the Board shall, in its discretion, take appropriate action to remedy the misconduct or violation, including, without limitation, seeking reimbursement of any portion of any performance-based or incentive compensation paid or awarded to the executive officer that is greater than would have been paid or awarded if calculated based on the Materially Reduced backlog figures, to the extent not prohibited by governing law.  For this purpose, the term “executive officer” means executive offers as defined by the Exchange Act.  “Material Reduction” shall mean a Reduction of at least 15% of the total backlog publicly reported by the Company in the preceding quarter.  By “Reduction,” this provision is intended to relate to system sales which are included in publicly-disclosed backlog but are then removed due to the cancellation of the transaction.  Removals from backlog due to the fact that a system sale shipped and was recognized as revenue or where a system is removed from backlog due to it being in backlog longer than the time provided for by the Company’s backlog criteria shall not count as a “Reduction.”  Any action taken by the Board pursuant to this provision would be in addition to any other actions the Board may take under the Company’s policies, as modified from time to time, or any actions imposed by law enforcement, regulators or other authorities.

18.No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company, or Parent or Subsidiary, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

19.Grant Date.  The grant date of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

20.Term of Plan.  Subject to Section 24 of the Plan, the Plan will become effective upon its adoption by the Board.  It will continue in effect for a term of ten (10) years from August 24, 2016, unless terminated earlier under Section 21 of the Plan.

21.Amendment and Termination of the Plan.

(a)Amendment and Termination.  The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

22.Conditions Upon Issuance of Shares.

(a)Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

23.Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

24.Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

ACCURAY INCORPORATED

Amended and Restated 2016 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Option.  Otherwise, Participant will be deemed to have accepted the Option on the terms and conditions on which it is offered.

Unless otherwise defined herein, the terms defined in the Accuray Incorporated Amended and Restated 2016 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Agreement (the “Agreement”), including the Notice of Stock Option Grant (the “Notice of Grant”) and Terms and Conditions of Stock Option, attached hereto as Exhibit A.

NOTICE OF STOCK OPTION GRANT

Participant Name:

Address:

Participant has been granted an Option to purchase Common Stock, subject to the terms and conditions of the Plan and this Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Number of Shares Granted

Exercise Price per Share	$

Total Exercise Price	$

Type of Option	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date

Vesting Schedule:

Subject to accelerated vesting as set forth below or in the Plan, this Option will be exercisable, in whole or in part, in accordance with the following schedule:

[Insert vesting schedule]

Termination Period:

This Option will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option will be exercisable for twelve (12) months after Participant ceases to be a Service Provider.  Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 15(c) of the Plan.

If Participant does not wish to receive this Option and/or does not consent and agree to the terms and conditions on which the Option is offered, as set forth in the Plan and this Agreement, including the Terms and Conditions of Stock Option, attached hereto as Exhibit A, then Participant must reject the Option by notifying the Company at Accuray Incorporated, Attention Stock Administration, 1310 Chesapeake Terrace, Sunnyvale, CA 94089 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Option will be cancelled.  Participant’s failure to notify the Company of his or her rejection of the Option within this specified period will constitute Participant’s acceptance of the Option and his or her agreement with all terms and conditions of the Option, as set forth in the Plan and this Agreement, including the Terms and Conditions of Stock Option, attached hereto as Exhibit A, all of which are made a part of this document.

Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement.  Participant hereby agrees (i) to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Agreement, (ii) to notify the Company upon any change in the residence address indicated below, and (iii) to the extent required by Section 6 of Exhibit A, the sale of Shares to cover the Tax Withholding Obligations (and any associated broker or other fees) and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express written consent.

Accuray Incorporated:

By:
Title:

EXHIBIT A

TERMS AND CONDITIONS OF STOCK OPTION

1.Grant of Option.  The Company hereby grants to Participant named in the Notice of Grant (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 21(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an ISO under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).  Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan.  In no event will the Administrator, the Company or any Parent or Subsidiary of the Company or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2.Vesting Schedule.  Except as provided in Section 3, the Option awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant.  Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3.Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan.  If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

4.Exercise of Option.

(a)Right to Exercise.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.

(b)Method of Exercise.  This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit C (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice will be completed by Participant and delivered to the Company.  The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable tax withholding.  This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

5.Method of Payment.  Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(c)cash;

(d)check;

(e)with the consent of the Administrator, consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan;

(f)with the consent of the Administrator, by net exercise;

(g)with the consent of the Administrator, surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares, provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company; or

(h)with the consent of the Administrator, such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

6.Tax Obligations.

(i)Withholding of Taxes.

Participant’s Responsibility; Company’s Obligation to Deliver Certificates.  Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company or the Employer in its discretion to be an appropriate charge to Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the Tax-Related Items. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to, the grant, vesting or settlement of this Option, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of this Option or any aspect of this Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Tax Withholding Arrangements.  Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, by Participant’s acceptance of this Option, Participant authorizes and directs the Company and any brokerage firm determined acceptable to the Company to sell on Participant’s behalf a whole number of shares from those Shares issued to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the obligation for Tax-Related Items. By accepting this Option, Participant expressly consents to the sale of Shares to cover Tax-Related Items and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express consent. In the event that such withholding by sale of Shares is problematic under applicable tax or securities law or has materially adverse accounting consequences, Participant authorizes the Company or its respective agents to satisfy the obligations with regard to all Tax-Related Items by (i) delivery of already vested and owned Shares having a fair market value equal to the amount required to be withheld, (ii) withholding otherwise deliverable Shares having a value equal to the amount required to be withheld, (iii) cash payment, (iv) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer, or (v) such other means as the Administrator deems appropriate.

Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of

Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

(j)Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date 2 years after the Date of Grant, or (ii) the date 1 year after the date of exercise, Participant will immediately notify the Company in writing of such disposition.  Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(k)Code Section 409A.  Under Code Section 409A, an option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a share on the date of grant (a “Discount Option”) may be considered “deferred compensation.”  A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional 20% federal income tax, and (iii) potential penalty and interest charges.  The Discount Option may also result in additional state income, penalty and interest charges to Participant.  Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the Exercise Price per Share of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with an Exercise Price per Share that was less than the Fair Market Value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.

7.Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8.No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9.Address for Notices.  Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing.

10.Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

11.Binding Agreement.  Subject to the limitation on the transferability of this Option contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

12.Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or foreign law, the tax code and related regulations or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the purchase by, or issuance of Shares to, Participant (or his or her estate) hereunder, such purchase or issuance will not occur unless and until such listing, registration, qualification, rule compliance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company.  The Company will make all reasonable efforts to meet the requirements of any such state, federal or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.  Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

13.Plan Governs.  This Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.

14.Administrator Authority.  The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Option have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

15.Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future options that may be awarded under the Plan(including, without limitation, prospectuses required by the Securities and Exchange Commission)  and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or request Participant’s consent to participate in the Plan by electronic means.  Participant also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify Participant by electronic means.

16.Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

17.Agreement Severable.  In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

18.Modifications to the Agreement.  This Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Option.

19.Amendment, Suspension or Termination of the Plan.  By accepting this Option, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

20.Governing Law and Venue.  This Agreement will be governed by the laws of California, without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Option or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of  Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Option is made and/or to be performed.

21.Additional Terms for Non-U.S. Participants.  Notwithstanding any provisions in this Agreement, for Participants outside the United States, this Option shall be subject to the additional terms and conditions set forth in Exhibit B to this Agreement, including any additional terms and conditions for Participant’s country.  Moreover, if Participant relocates to one of the countries included in Exhibit B, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan.  Exhibit B constitutes part of this Agreement.

22.Waiver.  Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by me or any other Participant of the Plan.

EXHIBIT B

TERMS AND CONDITIONS FOR INTERNATIONAL OPTIONS

This Exhibit B includes additional terms and conditions that govern the Option granted to Participant under the Plan.  Further, this Exhibit B includes additional terms and conditions that govern the Option if Participant resides in one of the countries listed below.

NOTIFICATIONS

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of June 2016.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information in this Exhibit B as the only source of information relating to the consequences of his or her participation in the Plan because the notification information may be out of date at the time Participant exercises the Option or sells Shares acquired under the Plan.

In addition, the notification information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of a particular result.  Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in his or her country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment and/or residency to another country after the Option is granted to Participant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant.

A.ADDITIONAL TERMS AND CONDITIONS

1.Nature of Option.  In accepting this Option, Participant acknowledges, understands and agrees to the following:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)the grant of this Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future Option grants, or benefits in lieu of Options, even if Options have been granted in the past;

(c)all decisions with respect to future Option grants, if any, will be at the sole discretion of the Company;

(d)this Option grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company and shall not interfere with the ability of the Employer to terminate Participant’s employment or service relationship (if any) at any time;

(e)Participant is voluntarily participating in the Plan;

(f)this Option and the Shares subject to this Option is extraordinary items that are outside the scope of Participant’s employment or service contract, if any;

(g)the Option and the Shares subject to this Option, and the income and value of the same, are not intended to replace any pension rights or compensation;

(h)this Option and the Shares subject to this Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(i)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(j)if the underlying Shares do not increase in value, this Option will have no value;

(k)if Participant exercises this Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(l)no claim or entitlement to compensation or damages shall arise from forfeiture of this Option resulting from termination of Participant’s employment or other service relationship by the Company or the Employer (for any reason whatsoever and whether or not later found to be invalid or in breach of any employment laws in the jurisdiction where Participant is employed or the terms of any employment or service agreement, if any), and in consideration of the grant of this Option, Participant agrees not to institute any claim against the Company or the Employer or any of the other Affiliates of the Company;

(m)unless otherwise agreed with the Company, this Option and the Shares subject to this Option, and the income and value of the same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate of the Company;

(n)in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of this Option; and

(o)neither the Company, the Employer nor any other Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or any amounts due to Participant pursuant to the settlement of the Option or the subsequent sale of any Shares acquired upon settlement.

2.No Advice Regarding Award.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares.  Participant understands and agrees that Participant should to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

3.Data Privacy.  Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of the Option or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to a plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration, and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  Participant authorizes the Company, the broker, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that if he or she resides outside the United States he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her  employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Option or other equity awards or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.   For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

4.Language.  If Participant has received this Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

5.Imposition of Other Requirements.The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option, and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

6.Insider Trading Notification.  Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell shares or rights to shares (e.g., the Option) under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.

7.Foreign Asset/Account Reporting Notification.  Participant understands that his or her country may have certain exchange control and/or foreign asset/account reporting requirements which may affect Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Share) in a brokerage or bank account outside of Participant’s country.  Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country.  Participant acknowledges that it is his or her responsibility to comply with any applicable regulations, and Participant should speak to his or her personal advisor on this matter.

B.COUNTRY-SPECIFIC TERMS, CONDITIONS AND NOTIFICATIONS

CANADA

TERMS AND CONDITIONS

Termination of Employment.  This provision replaces Section A.1(n) of this Exhibit B:

For purposes of the Option, in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that is the earliest of (i) the date that Participant’s employment with the Company, the Employer or any other Affiliate is terminated; (ii) the date Participant receives notice of termination of employment from the Company or the Employer (regardless of any notice period or period of pay in lieu of such notice required under Canadian employment law including, but not limited to, statutory law, regulatory law and/or common law); and (iii) the date Participant is no longer actively providing services to the Company or the Employer.  The Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services to the Employer.

The following Terms and Conditions apply if Participant is a resident of Quebec:

Authorization to Release and Transfer Necessary Personal Information.  This provision supplements Section A.3 of this Exhibit B:

Participant hereby authorizes the Company (including its Affiliates), the Employer  and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Participant further authorizes the Company, any Affiliates, and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors.  Participant further authorizes the Company, the Employer and any Affiliates to record such information and to keep such information in Participant’s employee file.

French Language Provision.  The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

NOTIFICATIONS

Securities Law Information.  Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided that the resale of such shares takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed (i.e., the NASDAQ Global Select Market)

Foreign Asset/Account Reporting Information.  Foreign property, including Shares and Option, held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of Participant’s foreign property exceeds C$100,000 at any time during the year.  Thus the Option must be reported – generally at a nil cost - if the C$100,000 cost threshold is exceeded because other foreign property is held by the employee.  When shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares.  The ACB would ordinarily equal the fair market value of the shares at the time of acquisition, but if the employee owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares.

GERMANY

NOTIFICATIONS

Exchange Control Notification.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank).  In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received.  The report must be filed electronically and the form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de), in both German and English.  Participant is responsible for complying  with the reporting requirements.

GREECE

NOTIFICATIONS

Exchange Control Notification.  If Participant remits funds from Greece to purchase Shares under the Plan, he or she may need to make a submission to the bank, which requires the following data: (i) Participant’s name, nationality, and address; (ii) the purpose of the transaction (i.e., purchase of Shares); (iii) the country of destination of the funds (i.e., the Untied States); (iv) the value in foreign exchange and the equivalent in local currency; (v) Participant’s tax registration number; (vi) Participant’s statement that the transaction in question is not aimed at legalizing income deriving from criminal activity; and (vi) any other information the bank may require.  If the amount being remitted is not more than €50,000, such a submission may not be required.  In addition, if Participant uses a cashless exercise method to exercise his or her Option, Participant will not be required to make a submission to the bank.

Participant may buy any foreign currency and deposit the same in accounts in his or her name with any bank operating in Greece.  When the Shares acquired under the Plan are sold, Participant is not required to convert the foreign exchange into local currency and Participant can deposit the proceeds in the foreign currency in Greece or abroad.

HONG KONG

TERMS AND CONDITIONS

Sale of Shares.  Shares received at exercise are accepted as a personal investment.  In the event the Option vests and is exercised within six months of the Date of Grant, Participant agrees that he or she will not offer to the public or otherwise dispose of the shares prior to the six-month anniversary of the Date of Grant.

NOTIFICATIONS

Securities Law Information:  Warning.  The contents of the Agreement, including this Exhibit B, have not been reviewed by any regulatory authority in Hong Kong.  Participant should exercise caution in relation to the offer.  If Participant is in any doubt about any of the contents of the Agreement, including this Exhibit B, or the Plan, Participant should obtain independent professional advice. The Option and any Shares issued at exercise of the Option do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or an Affiliate of the Company.  The Agreement, including this Exhibit B, the Plan, the Notice of Grant, and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong.  The Option and any related documentation are intended only for the personal use of Participant and may not be distributed to any other person.

ITALY

TERMS AND CONDITIONS

Method of Payment.  This provision replaces Section 5of the Agreement:

The Exercise Price for the Shares as to which this Option is exercised shall be paid to the Company throughconsideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan.  The Company reserves the right to allow additional methods of payment depending on the development of local law.

Data Privacy Notice and Consent.  This provision replaces in its entirety Section A.3 of this Exhibit B:

Participant understands that the Employer, the Company and any Affiliate of the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance  or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any Affiliate of the Company, details of the Option or other entitlement to Shares granted, awarded, canceled, exercised, vested, unvested, or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, managing and administering the Plan.

Participant also understands that providing the Employer with Data is necessary for the performance of the Plan and that Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan.  The Controller of personal data processing is Accuray Incorporated, with registered offices at 1310 Chesapeake Terrace, Sunnyvale, California 94089, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy.

Participant understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  Participant understands that Data may also be transferred to the Company’s stock plan service provider or such other administrator that may be engaged by the Company in the future.  Participant further understands that the Company and/or any Affiliate of the Company will transfer Data among themselves as necessary for the purpose of implementing, administering and managing Participant’s participation in the Plan, and that the Company and/or any Affiliate of the Company may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom Participant may elect to deposit any Shares acquired at exercise of the Option.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Participant’s participation in the Plan.  Participant understands that these recipients may be located in or outside the European Economic Area, such as in the United States or elsewhere.  Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

Participant understands that Data-processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan.  Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing.

Furthermore, Participant is aware that Data will not be used for direct marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting Participant’s local human resources representative.

Plan Document Acknowledgment.  In accepting the grant of the Option, Participant acknowledges that he or she has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement, including this Exhibit B, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Exhibit B.

Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the Agreement: Section 3 on Vesting and Termination; Section 6 on Tax Withholding; Section 20 on Governing Law and Venue; Section A.1 of this Exhibit B on Nature of Award; Section A.4 of this Exhibit B on Language; and the Data Privacy Notice and Consent section included in this Exhibit B.

NOTIFICATIONS

Exchange Control Information.  Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, Shares, etc.) which may generate income taxable in Italy are required to report such investments or assets on their annual tax returns or on a special form if no tax return is due.  The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad.

JAPAN

NOTIFICATIONS

Exchange Control Information.  Japanese residents that acquire Shares valued at more than ¥100,000,000 in a single transaction must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the Shares.

In addition, if a Japanese resident pays more than ¥30,000,000 in a single transaction for the purchase of Shares when at exercise of an Option, he or she must file a Payment Report with the Ministry of Finance through the Bank of Japan within 20 days of the date that the payment is made.  The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.

Please note that a Payment Report is required independently from a Securities Acquisition Report; therefore, a Japanese resident must file both a Payment Report and a Securities Acquisition Report if the total amount that he or she pays in a single transaction for exercising the Option and purchasing Shares exceeds ¥100,000,000.

Foreign Asset/Account Reporting Information. Japanese residents are required to report details of any assets held outside Japan as of December 31, including Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15 each year.  Participant is responsible for complying with this reporting obligation if applicable and Participant should consult his or her personal tax advisor in this regard.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

NOTIFICATIONS

Restriction on Sale of Shares.  To the extent Participant sells, offers to sell or otherwise disposes of Shares acquired under the Plan within six months of the date of grant, Participant is permitted to dispose of such shares through any designated broker appointed under the Plan, provided the resale of Shares acquired under the Plan takes place outside Singapore through the facilities of a stock exchange on which the Shares are listed.  The Company’s shares are currently listed on the NASDAQ Global Select Market.

Securities Law Information.  The Option is being made to Participant in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.  Participant should note that the Option is subject to section 257 of the SFA, and Participant will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares underlying the Option, unless such sale or offer in Singapore is made (i) after six months from the Date of Grant or (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Chief Executive Officer and Director Notification Obligation.  If Participant is the Chief Executive Officer, or a director, associate director, or shadow director of the Company’s Singapore Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Company’s Singapore Affiliate in writing when Participant receives an interest (e.g., Option or Shares) in the Company or any Affiliate of the Company.  In addition, Participant must notify the Company’s Singapore Affiliate when he or she sells Shares the Company or of any Affiliate of the Company (including when Participant sells Shares issued upon exercise of the Option).  These notifications must be made within two days of acquiring or disposing of any interest in the Company or any Affiliate of the Company.  In addition, a notification of Participant’s interests in the Company or any Affiliate of the Company must be made within two days of becoming the Chief Executive Officer or a director.

SWITZERLAND

NOTIFICATIONS

Securities Law Information.  The Option is not intended to be a public offering in or from Switzerland.  Neither this document nor any other materials relating to the offer constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and their this document nor any other materials relating to the grant may be publicly distributed or otherwise made publicly available in Switzerland.  Neither this document nor any other offering or marketing material relating to the Plan has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss financial Market Supervisory Authority).

UNITED ARAB EMIRATES

NOTIFICATIONS

Securities Law Information.  Participation in the Plan is being offered only to Employees and Consultants of the Company and its Affiliates, and is in the nature of providing equity incentives to those providing services in the United Arab Emirates.  The Plan and the Agreement are intended for distribution only to such Participants and must not be delivered to, or relied on by, any other person.  Participant should conduct Participant’s own due diligence on the securities.  If Participant does not understand the contents of the Plan or the Agreement, Participant should consult an authorized financial adviser.  The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan, and neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Agreement, nor taken any steps to verify the information set out therein and has any responsibility for such documents.

UNITED KINGDOM

TERMS AND CONDITIONS

Tax Withholding.  This provision supplements Section 6 of the Agreement:

If payment or withholding of the Tax-Related Items is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the liability for income tax (the “Due Date”) occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected income tax may constitute a loan owed by Participant to the Employer, effective on the Due Date.  Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 6 of the Agreement.

Notwithstanding the foregoing, Participant understands and agrees that if he or she is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax liability.  In the event that Participant is a director or executive officer and income tax is not collected from or paid by Participant by the Due Date, Participant understands that the amount of any uncollected Tax-Related Items may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable.  Participant understands and agrees that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as appropriate) for the value of any employee NICs due on this additional benefit which the Company or the Employer may recover from Participant by any of the means referred to in Section 6 of the Agreement.

Exhibt 10.15

EXHIBIT C

ACCURAY INCORPORATED

Amended and Restated 2016 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Accuray Incorporated

1310 Chesapeake Terrace

Sunnyvale, CA 94089

Attention:  Stock Administration

1.Exercise of Option.  Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Accuray Incorporated (the “Company”) under and pursuant to the Amended and Restatedf 2016 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated ________ (the “Agreement”).  The purchase price for the Shares will be $_____________, as required by the Agreement.

2.Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price of the Shares and any required tax withholding to be paid in connection with the exercise of the Option.

3.Representations of Purchaser.  Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Agreement and agrees to abide by and be bound by their terms and conditions.

4.Rights as Stockholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option.  The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 15 of the Plan.

5.Tax Consultation.  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.Entire Agreement; Governing Law.  The Plan and Agreement are incorporated herein by reference.  This Exercise Notice, the Plan and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:	Accepted by:

ACCURAY INCORPORATED

Signature	By

Exhibit10.15

Print Name	Its

Address:

Date Received

ACCURAY INCORPORATED

Amended and Restated 2016 EQUITY INCENTIVE PLAN

PERFORMANCE UNIT AGREEMENT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award.  Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, the terms defined in the Accuray Incorporated Amended and Restated 2016 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Performance Unit Agreement (the “Award Agreement”), which includes the Notice of Grant of Performance Unit Award (the “Notice of Grant”) and Terms and Conditions of Performance Unit Award, attached hereto as Exhibit A.

NOTICE OF GRANT OF PERFORMANCE UNIT AWARD

Participant Name:

Address:

Participant has been granted the right to receive an Award of Performance Units (“PSUs”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Number of PSUs

Vesting Schedule:

For purposes of this Award Agreement, the Performance Period shall be the period commencing on the first day of the Company’s [__] fiscal year and ending on June 30, [__].

Subject to Section 3 of Exhibit A and any acceleration provisions contained in the Plan or set forth below, the PSUs will vest in accordance with the following schedule:

[Insert Vesting Schedule]

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the PSUs, the PSUs and Participant’s right to acquire any Shares hereunder will immediately be forfeited and terminated.

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, including the Terms and Conditions of Performance Unit Award, attached hereto as Exhibit A, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention Stock Administration, 1310 Chesapeake Terrace, Sunnyvale, CA 94089 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled.  Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement, including the Terms and Conditions of Performance Unit Award, attached hereto as Exhibit A, all of which are made a part of this document.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel, and fully understands all provisions of the Plan and Award Agreement.  By accepting this Award, Participant hereby agrees (i) to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Award Agreement, (ii) to notify the Company upon any change in the residence address indicated above, and (iii) to the extent required by Section 7 of Exhibit A, the sale of Shares to cover the Tax-Related Items (and any associated broker or other fees) and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express written consent.

Accuray Incorporated:

By:
Title:

EXHIBIT A

TERMS AND CONDITIONS OF PERFORMANCE UNIT AWARD

1.Grant.  The Company hereby grants to the individual named in the Notice of Grant (the “Participant”) under the Plan an Award of PSUs, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 21(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2.Company’s Obligation to Pay.  Each PSU represents the right to receive a Share on the date it vests.  Unless and until the PSUs will have vested in the manner set forth in Sections 3 or 4, Participant will have no right to payment of any such PSUs.  Prior to actual payment of any vested PSUs, such PSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.  Any PSUs that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 7.  Subject to the provisions of Section 4, such vested PSUs shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period sixty (60) days following the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of the payment of any PSUs payable under this Award Agreement.

3.Vesting Schedule.  Except as provided in Section 4, and subject to Section 5, the PSUs awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant; provided, however, that (i) if a Vesting Date falls on a day upon which the U.S. national securities markets are not open for trading, such Vesting Date shall be delayed until the next trading day, and (ii) if a Vesting Date falls on December 31, such Vesting Date shall be delayed until the next trading day such that the Vesting Date, any sale to cover taxes, and applicable tax reporting all occur in the same calendar year.  PSUs scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

4.Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested PSUs at any time, subject to the terms of the Plan.  If so accelerated, such PSUs will be considered as having vested as of the date specified by the Administrator.  The payment of Shares vesting pursuant to this Section 4 shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the PSUs is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated PSUs will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated PSUs will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the PSUs will be paid in Shares to Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement that it and all payments and benefits hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the PSUs provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply.  Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).  For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5.Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, the balance of the PSUs that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason and Participant’s right to acquire any Shares hereunder will immediately be forfeited and terminated.

6.Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (i) written notice of his or her status as transferee, and (ii) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.Withholding of Taxes.

(a)Participant’s Responsibility; Company’s Obligation to Deliver Certificates. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company or the Employer in its discretion to be an appropriate charge to Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the Tax-Related Items. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the PSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)Tax Withholding Arrangements. Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, by Participant’s acceptance of the Award, Participant authorizes and directs the Company and any brokerage firm determined acceptable to the Company to sell on Participant’s behalf a whole number of shares from those Shares issued to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the obligation for Tax-Related Items.  By accepting this Award, Participant expressly consents to the sale of Shares to cover Tax-Related Items and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express consent.  In the event that such withholding by sale of Shares is problematic under applicable tax or securities law or has materially adverse accounting consequences, Participant authorizes the Company or its respective agents to satisfy the obligations with regard to all Tax-Related Items by (i)  delivery of already vested and owned Shares having a fair market value equal to the amount required to be withheld, (ii) withholding otherwise deliverable Shares having a value equal to the amount required to be withheld, (iii) cash payment, (iv) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer, or (v) such other means as the Administrator deems appropriate.

Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested PSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

8.Restrictions on Resale.  Participant agrees not to sell any PSU Shares at a time when Applicable Laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as Participant’s status as a Service Provider continues and for such period of time after the termination of Participant’s status as a Service Provider as the Company may specify.

9.Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10.No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE PERFORMANCE UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF PERFORMANCE UNITS OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

11.Adjustments.  In the event of a stock split, a stock dividend or a similar change in Company stock, the number of unvested PSUs awarded to Participant under this Award Agreement will be adjusted in accordance with the Plan.

12.Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing.

13.Award is Not Transferable.  Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.  Participant may, however, dispose of this Award in Participant’s will or through a beneficiary designation.

14.Binding Agreement.  Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15.Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or foreign law, the tax code and related regulations or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.  The Company will make all reasonable efforts to meet the requirements of any such state, federal or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.

16.Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

17.Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any PSUs have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

18.Electronic Delivery.  Participant agrees that the Company may deliver by electronic means all documents relating to the Plan, the PSUs, or future performance units that may be awarded under the Plan (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or request Participant’s consent to participate in the Plan by electronic means.  Participant also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify Participant by electronic means.

19.Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

20.Agreement Severable.  In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

21.Modifications to the Award Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of PSUs.

22.Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Award of PSUs under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

23.Governing Law and Venue.  This Award Agreement will be governed by the laws of California, without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Award of PSUs or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of PSUs is made and/or to be performed.

24.Additional Terms for Non-U.S. Participants.  Notwithstanding any provisions in this Award Agreement, for Participants outside the United States, this Award of PSUs shall be subject to the additional terms and conditions set forth in Exhibit B to this Award Agreement, including any additional terms and conditions for Participant’s country.  Moreover, if Participant relocates to one of the countries included in Exhibit B, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan.  Exhibit B constitutes part of this Award Agreement.

25.Waiver.  Participant acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by me or any other Participant of the Plan.

EXHIBIT B

TERMS AND CONDITIONS FOR INTERNATIONAL AWARDS

This Exhibit B includes additional terms and conditions that govern the Restricted Stock Units granted to Participant under the Plan.  Further, this Exhibit B includes additional terms and conditions that govern the Restricted Stock Units if Participant resides in one of the countries listed below.

NOTIFICATIONS

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of June 2016.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information in this Exhibit B as the only source of information relating to the consequences of his or her participation in the Plan because the notification information may be out of date at the time the Restricted Stock Units vest or Participant sells Shares acquired under the Plan.

In addition, the notification information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of a particular result.  Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in his or her country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment and/or residency to another country after the Restricted Stock Units are granted to Participant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant.

A.ADDITIONAL TERMS AND CONDITIONS

1.Nature of Award.  In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees to the following:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)the grant of this Award of Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(c)all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company;

(d)the Restricted Stock Unit grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company and shall not interfere with the ability of the Employer to terminate Participant’s employment or service relationship (if any) at any time;

(e)Participant is voluntarily participating in the Plan;

(f)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are extraordinary items that are outside the scope of Participant’s employment or service contract, if any;

(g)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of the same, are not intended to replace any pension rights or compensation;

(h)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(i)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from termination of Participant’s employment or other service relationship by the Company or the Employer (for any reason whatsoever and whether or not later found to be invalid or in breach of any employment laws in the jurisdiction where Participant is employed or the terms of any employment or service agreement, if any), and in consideration of the grant of this Award of Restricted Stock Units, Participant agrees not to institute any claim against the Company or the Employer or any of the other Affiliates of the Company;

(k)unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of the same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate of the Company;

(l)in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of this Award of Restricted Stock Units; and

(m)neither the Company, the Employer nor any other Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

2.No Advice Regarding Award.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares.  Participant understands and agrees that Participant should to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

3.Data Privacy.  Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to a plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration, and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  Participant authorizes the Company, the broker, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that if he or she resides outside the United States he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her  employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.   For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

4.Language.  If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

5.Imposition of Other Requirements.The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Restricted Stock Units, and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

6.Insider Trading Notification.  Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell shares or rights to shares (e.g., Restricted Stock Units) under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.

7.Foreign Asset/Account Reporting Notification.  Participant understands that his or her country may have certain exchange control and/or foreign asset/account reporting requirements which may affect Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Share) in a brokerage or bank account outside of Participant’s country.  Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country.  Participant acknowledges that it is his or her responsibility to comply with any applicable regulations, and Participant should speak to his or her personal advisor on this matter.

B.COUNTRY-SPECIFIC TERMS, CONDITIONS AND NOTIFICATIONS

BELGIUM

NOTIFICATIONS

Foreign Asset/Account Reporting Information.  Participant is required to report any securities (e.g., Shares acquired under the Plan) held or bank accounts opened (including brokerage accounts) opened and maintained outside Belgium on his or her annual tax return.  In a separate report, Participant will be required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened).  This report, as well as information on how to complete it, can be found on the website of the National Bank of Belgium.

CANADA

TERMS AND CONDITIONS

Form of Settlement.  If Participant is resident in Canada, Restricted Stock Units will be settled in Shares only.  In no event will any Restricted Stock Units be settled in cash, notwithstanding any discretion contained in the Plan to the contrary.

Termination of Employment.  This provision replaces Section A.1(l) of this Exhibit B:

For purposes of the Restricted Stock Units, in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the date that is the earliest of (i) the date that Participant’s employment with the Company, the Employer or any other Affiliate is terminated; (ii) the date Participant receives notice of termination of employment from the Company or the Employer (regardless of any notice period or period of pay in lieu of such notice required under Canadian employment law including, but not limited to, statutory law, regulatory law and/or common law); and (iii) the date Participant is no longer actively providing services to the Company or the Employer.  The Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services to the Employer.

The following Terms and Conditions apply if Participant is a resident of Quebec:

Authorization to Release and Transfer Necessary Personal Information.  This provision supplements Section A.3 of this Exhibit B:

Participant hereby authorizes the Company (including its Affiliates), the Employer and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Participant further authorizes the Company, any Affiliates, and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors.  Participant further authorizes the Company, the Employer and any Affiliates to record such information and to keep such information in Participant’s employee file.

French Language Provision.  The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Award Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

NOTIFICATIONS

Securities Law Information.  Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided that the resale of such shares takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed (i.e., the NASDAQ Global Select Market)

Foreign Asset/Account Reporting Information.  Foreign property, including  Shares and Restricted Stock Units, held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of Participant’s foreign property exceeds C$100,000 at any time during the year.  Thus Restricted Stock Units must be reported – generally at a nil cost - if the C$100,000 cost threshold is exceeded because other foreign property is held by the employee.  When shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares.  The ACB would ordinarily equal the fair market value of the shares at the time of acquisition, but if the employee owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares.

GERMANY

NOTIFICATIONS

Exchange Control Notification.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank).  In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received.  The report must be filed electronically and the form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de), in both German and English.  Participant is responsible for complying  with the reporting requirements.

GREECE

There are no country-specific provisions.

HONG KONG

TERMS AND CONDITIONS

Sale of Shares.  Shares received at vesting are accepted as a personal investment.  In the event the Restricted Stock Units vest within six months of the Date of Grant, Participant agrees that he or she will not offer to the public or otherwise dispose of the shares prior to the six-month anniversary of the Date of Grant.

Form of Settlement.  The Award of Restricted Stock Units will be settled in Shares only.  In no event will any Restricted Stock Units be settled in cash, notwithstanding any discretion contained in the Plan to the contrary.

NOTIFICATIONS

Securities Law Information:  Warning.  The contents of the Award Agreement, including this Exhibit B, have not been reviewed by any regulatory authority in Hong Kong.  Participant should exercise caution in relation to the offer.  If Participant is in any doubt about any of the contents of the Award Agreement, including this Exhibit B, or the Plan, Participant should obtain independent professional advice. The Restricted Stock Units and any Shares issued at vesting of the Restricted Stock Units do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or an Affiliate of the Company.  The Award Agreement, including this Exhibit B, the Plan, the Notice of Grant, and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong.  The Restricted Stock Units and any related documentation are intended only for the personal use of Participant and may not be distributed to any other person.

ITALY

TERMS AND CONDITIONS

Data Privacy Notice and Consent.  This provision replaces in its entirety Section A.3 of this Exhibit B:

Participant understands that the Employer, the Company and any Affiliate of the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance  or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any Affiliate of the Company, details of all Restricted Stock Units or other entitlement to Shares granted, awarded, canceled, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, managing and administering the Plan.

Participant also understands that providing the Employer with Data is necessary for the performance of the Plan and that Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan.  The Controller of personal data processing is Accuray Incorporated, with registered offices at 1310 Chesapeake Terrace, Sunnyvale, California 94089, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy.

Participant understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  Participant understands that Data may also be transferred to the Company’s stock plan service provider or such other administrator that may be engaged by the Company in the future.  Participant further understands that the Company and/or any Affiliate of the Company will transfer Data among themselves as necessary for the purpose of implementing, administering and managing Participant’s participation in the Plan, and that the Company and/or any Affiliate of the Company may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom Participant may elect to deposit any Shares acquired at  vesting of the Restricted Stock Units.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Participant’s participation in the Plan.  Participant understands that these recipients may be located in or outside the European Economic Area, such as in the United States or elsewhere.  Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

Participant understands that Data-processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan.  Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing.

Furthermore, Participant is aware that Data will not be used for direct marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting Participant’s local human resources representative.

Plan Document Acknowledgment.  In accepting the grant of the Restricted Stock Units, Participant acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Exhibit B, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Exhibit B.

Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 3 on Vesting and Termination; Section 7 on Tax Withholding; Section 23 on Governing Law and Venue; Section A.1 of this Exhibit B on Nature of Award; Section A.4 of this Exhibit B on Language; and the Data Privacy Notice and Consent section included in this Exhibit B.

NOTIFICATIONS

Exchange Control Information.  Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, Shares, etc.) which may generate income taxable in Italy are required to report such investments or assets on their annual tax returns or on a special form if no tax return is due.  The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad.

JAPAN

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Japanese residents are required to report details of any assets held outside Japan as of December 31, including Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15 each year.  Participant is responsible for complying with this reporting obligation if applicable and Participant should consult his or her personal tax advisor in this regard.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

NOTIFICATIONS

Restriction on Sale of Shares.  To the extent Participant sells, offers to sell or otherwise disposes of Shares acquired under the Plan within six months of the date of grant, Participant is permitted to dispose of such shares through any designated broker appointed under the Plan, provided the resale of Shares acquired under the Plan takes place outside Singapore through the facilities of a stock exchange on which the Shares are listed.  The Company’s shares are currently listed on the NASDAQ Global Select Market.

Securities Law Information.  The Award of Restricted Stock Units is being made to Participant in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.  Participant should note that the Award of Restricted Stock Units is subject to section 257 of the SFA, and Participant will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares underlying the Restricted Stock Units, unless such sale or offer in Singapore is made (i) after six months from the Date of Grant or (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Chief Executive Officer and Director Notification Obligation.  If Participant is the Chief Executive Officer, or a director, associate director, or shadow director of the Company’s Singapore Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Company’s Singapore Affiliate in writing when Participant receives an interest (e.g., Restricted Stock Units or Shares) in the Company or any Affiliate of the Company.  In addition, Participant must notify the Company’s Singapore Affiliate when he or she sells Shares the Company or of any Affiliate of the Company (including when Participant sells Shares issued upon vesting of the Restricted Stock Units).  These notifications must be made within two days of acquiring or disposing of any interest in the Company or any Affiliate of the Company.  In addition, a notification of Participant’s interests in the Company or any Affiliate of the Company must be made within two days of becoming the Chief Executive Officer or a director.

SWITZERLAND

NOTIFICATIONS

Securities Law Information.  The Award of Restricted Stock Units is not intended to be a public offering in or from Switzerland.  Neither this document nor any other materials relating to the offer constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and their this document nor any other materials relating to the grant may be publicly distributed or otherwise made publicly available in Switzerland.  Neither this document nor any other offering or marketing material relating to the Plan has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss financial Market Supervisory Authority).

UNITED ARAB EMIRATES

NOTIFICATIONS

Securities Law Information.  Participation in the Plan is being offered only to Employees and Consultants of the Company and its Affiliates, and is in the nature of providing equity incentives to those providing services in the United Arab Emirates.  The Plan and the Award Agreement are intended for distribution only to such Participants and must not be delivered to, or relied on by, any other person.  Participant should conduct Participant’s own due diligence on the securities.  If Participant does not understand the contents of the Plan or the Award Agreement, Participant should consult an authorized financial adviser.  The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan, and neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Award Agreement, nor taken any steps to verify the information set out therein and has any responsibility for such documents.

UNITED KINGDOM

TERMS AND CONDITIONS

Tax Withholding.  This provision supplements Section 7 of the Award Agreement:

If payment or withholding of the Tax-Related Items is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the liability for income tax (the “Due Date”) occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected income tax may constitute a loan owed by Participant to the Employer, effective on the Due Date.  Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 7 of the Award Agreement.

Notwithstanding the foregoing, Participant understands and agrees that if he or she is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax liability.  In the event that Participant is a director or executive officer and income tax is not collected from or paid by Participant by the Due Date, Participant understands that the amount of any uncollected Tax-Related Items may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable.  Participant understands and agrees that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as appropriate) for the value of any employee NICs due on this additional benefit which the Company or the Employer may recover from Participant by any of the means referred to in Section 7 of the Award Agreement.

ACCURAY INCORPORATED

AMENDED & RESTATED 2016 EQUITY INCENTIVE PLAN

PERFORMANCE UNIT AGREEMENT FOR FY17 MSU PROGRAM

Participant must notify the Company within one (1) month following the Date of Grant if he or she wishes to reject this Award.  Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, the terms defined in the Accuray Incorporated 2016 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Performance Unit Agreement (the “Award Agreement”), which includes the Notice of Grant of Performance Unit Award (the “Notice of Grant”) and Terms and Conditions of Performance Unit Award, attached hereto as Exhibit A.

NOTICE OF GRANT OF PERFORMANCE UNIT AWARD

Participant Name:

Address:

Participant has been granted the right to receive an Award of market-based Performance Units (“MSUs”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Target Award

Maximum Award(up to a maximum of 150% of the Target Award)

Vesting Schedule:

The Performance Periods for this Award shall be as follows: the “First Performance Period” shall be the period commencing on November 1, 2016 and ending on October 31, 2018, and the “Second Performance Period” shall be the period commencing on November 1, 2016 and ending on October 31, 2019.

For purposes of this Award Agreement, the “Benchmark” shall mean the Russell 2000 Index.  “Benchmark Performance” shall mean the total return of the Benchmark for the relevant Performance Period.  The total return of the Benchmark shall be calculated as follows: the average closing price for the last three (3) months of the Performance Period (i.e., August 1 – October 31 of the applicable calendar year) (“Ending Quarter”) minus the average closing price for the three months preceding the first day of the Performance Period (i.e., August 1 – October 31 of the applicable calendar year) (“Beginning Quarter”) divided by the average closing price for the Beginning Quarter.

•	Sample calculation of Benchmark Performance:
o	Ending Quarter average closing price of 690 – Beginning Quarter average closing price of 600 / Beginning Quarter average closing price of 600 = Benchmark Performance of 15%

For purposes of this Award Agreement, “Company Performance” shall mean the total shareholder return (“TSR”) of the Common Stock for the relevant Performance Period.  The TSR shall be calculated as follows: the average closing price for the Beginning Quarter minus the average closing price for the Ending Quarter plus any dividends paid, divided by the average closing price for the Beginning Quarter.

•	Sample calculation of Company Performance, assuming no dividends are paid:
o	Ending Quarter average closing price of $9 – Beginning Quarter average closing price of $6 / Beginning Quarter average closing price of $6 = Company Performance of 50%

For purposes of this Award Agreement, “Vesting Date” shall mean the date on which the Administrator certifies the Company Performance for the relevant Performance Period.  Such certification date shall occur not later than sixty (60) days following the end of any Performance Period, unless otherwise specified by the Change in Control provisions below.  The Target Award shall be divided into two equal tranches, with one tranche assigned to each Performance Period.  For each tranche, the actual number of MSUs that will vest will be determined by the Administrator based on the Company Performance for the applicable Performance Period relative to the Benchmark Performance for the applicable Performance Period and will range from 0% to 150% of the portion of the Target Award allocated to such tranche.

For purposes of this Award Agreement, “Target Performance” shall mean the Benchmark Performance.  For each tranche, vesting of the entire portion of the Target Award allocated to such tranche requires the Company Performance for the applicable Performance Period to be equal to the Target Performance for the applicable Performance Period.  If the Company Performance for the Performance Period (a) is a percentage that is less than or equal to zero and (b) exceeds the Target Performance for the Performance Period, then 100% of the Target Award allocated to such tranche will vest.  If the Company Performance for the Performance Period (a) is a percentage greater than zero and (b) exceeds the Target Performance for the Performance Period, then (y) an above-target number of MSUs in the tranche will vest, up to a maximum of 150% of the portion of the Target Award allocated to the tranche (the “Maximum Award”) and (z) a multiple of two (2) will be applied to the percentage points by which Company Performance for the Performance Period exceeds Target Performance for the Performance Period to calculate the exact number of MSUs in the tranche that vest.  If Company Performance for the Performance Period is less than the Target Performance for the Performance Period, a multiple of three (3) will be applied to the percentage points by which Company Performance for the Performance Period trails the Target Performance for the Performance Period to calculate the exact number of MSUs in the tranche that vest.

The following are sample calculations for the First Performance Period:

•	Example of Company Performance that is less than or equal to zero and exceeds the Target Performance:
o	For the First Performance Period, Company Performance is -10%, Benchmark Performance is -15%, and Target Performance is -15%.
o	(Company Performance of -10% – Target Performance of -15%) = 5%
o	100% x Target Award = MSUs vested
o	The Target Award of MSUs for the First Performance Period is 500, 500 MSUs (100% x 500) will vest for the first Performance Period.
•	Example of Company Performance that is greater than zero and exceeds the Target Performance:
o	For the First Performance Period, Company Performance is 40%, Benchmark Performance is 15%, and Target Performance is 15%.
o	(Company Performance of 40% – Target Performance of 15%) = 25%
o	(25% x multiple of 2) + 100% of Target Award = 150%
o	150% x Target Award = MSUs vested
o	The Target Award of MSUs for the First Performance Period is 500. The Maximum Award of 750 MSUs for the first Performance Period (150% x 500) will vest.
•	Example of Company Performance at Target Performance:
o	For the First Performance Period, Company Performance is 15%, Benchmark Performance is 15%, and Target Performance is 15%.

o	(Company Performance of 15% – Target Performance of 15%) = 0%
o	0% + 100% of Target Award = 100%
o	100% x Target Award = MSUs vested
o	If the Target Award of MSUs for the First Performance Period is 500, 500 MSUs (100% x 500) will vest for the first Performance Period.
•	Example of Company Performance missing the Target Performance:
o	For the First Performance Period, Company Performance is 10%, Benchmark Performance is 15%, and Target Performance is 15%.
o	(Company Performance of 10% – Target Performance of 15%) = -5%
o	(-5% x multiple of 3) + 100% of Target Award = 85%
o	85% x Target Award = MSUs vested
o	If the Target Award of MSUs for the First Performance Period is 500, 425 MSUs (85% x 500) will vest for the first Performance Period.

If all the MSUs allocated to the First Performance Period do not vest during the First Performance Period, the unvested MSUs in the tranche covered by the First Performance Period shall be forfeited.  Unvested MSUs from the First Performance Period may not be carried over to the Second Performance Period.  The number of MSUs that vest pursuant to the above calculations shall be rounded to the nearest whole number of MSUs.

In the event of a Change in Control, each Performance Period shall be deemed to end upon the closing of the Change in Control (the “Closing”).  The price of the Common Stock upon such Closing will be used for the measurement of Company Performance when calculating whether any MSUs will be eligible to vest.  Once it has been determined that there will be MSUs that are eligible to vest, the number of MSUs that are eligible to vest for each Performance Period will be calculated.  For each Performance Period, a prorated number (determined by multiplying (x) the number of number of MSUs eligible to vest by (y) the fraction obtained by dividing (A) the number of days elapsed from the beginning of the Performance Period to the date of the Closing by (B) the number of days in the originally scheduled Performance Period, and rounded to the nearest whole number of MSUs) of the MSUs that have become eligible to vest will vest immediately prior to and contingent upon the Change in Control.  The remaining MSUs that are eligible to vest will vest in equal monthly installments over the period from the date of the Closing through the date the Performance Period was originally scheduled to end, subject to Participant’s continued status as a Service Provider.

•	Example of Change in Control calculation assuming an October 31, 2017 Change in Control closing date:
o	Company Performance is calculated to be 40% upon closing.
o	Benchmark Performance is calculated to be 15% upon closing.
o	Target Performance is 15% (or Benchmark Performance).
o	(Company Performance of 40% – Target Performance of 15%) = 25%
o	(25% x multiple of 2) + 100% of Target Award = 150%
o	150% x Target Award for each Performance Period. If the Target Award of MSUs is 1000, 750 MSUs will be eligible to vest for each Performance Period.
o

Half of the originally scheduled First Performance Period has elapsed, so half of the 750 MSUs eligible to vest for the First Performance Period (375 MSUs) will vest immediately upon the Closing.  The remaining half (375 MSUs) will continue to vest monthly for the remainder of the originally scheduled First Performance Period, subject to Participant’s continued status as a Service Provider.

o

One-third of the originally scheduled Second Performance Period has elapsed, so one-third of the 750 MSUs allocated to the Second Performance Period (250 MSUs) will vest immediately upon the Closing.  The remaining two-thirds (500 MSUs) will continue to vest monthly for the remainder of the originally scheduled Second Performance Period, subject to Participant’s continued status as a Service Provider.

The above shall apply unless the Award is vested earlier in accordance with the terms of any change in control agreement, retention agreement, or employment agreement between Participant and the Company.  For purposes of clarity, MSUs that are converted to time-based vesting as a result of a Change in Control shall be treated as Restricted Stock Units for all purposes of the Plan and any change in control agreement, retention agreement, or employment agreement between Participant and the Company.

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the MSUs, the MSUs and Participant’s right to acquire any Shares hereunder will immediately be forfeited and terminated.

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, including the Terms and Conditions of Performance Unit Award, attached hereto as Exhibit A, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention Stock Administration, 1310 Chesapeake Terrace, Sunnyvale, CA 94089 no later than one (1) month following the Date of Grant, in which case the Award will be cancelled.  Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement, including the Terms and Conditions of Performance Unit Award, attached hereto as Exhibit A, all of which are made a part of this document.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel, and fully understands all provisions of the Plan and Award Agreement.  By accepting this Award, Participant hereby agrees (i) to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Award Agreement, (ii) to notify the Company upon any change in the residence address indicated above, and (iii) to the extent required by Section 7 of Exhibit A, the sale of Shares to cover the Tax-Related Items (and any associated broker or other fees) and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express written consent.

Accuray Incorporated:

By:
Title:

EXHIBIT A

TERMS AND CONDITIONS OF PERFORMANCE UNIT AWARD

1.Grant.  The Company hereby grants to the individual named in the Notice of Grant (the “Participant”) under the Plan an Award of MSUs, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 21(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2.Company’s Obligation to Pay.  Each MSU represents the right to receive a Share on the date it vests.  Unless and until the MSUs will have vested in the manner set forth in Sections 3 or 4, Participant will have no right to payment of any such MSUs.  Prior to actual payment of any vested MSUs, such MSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.  Any MSUs that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 7.  Subject to the provisions of Section 4, such vested MSUs shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period sixty (60) days following the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of the payment of any MSUs payable under this Award Agreement.

3.Vesting Schedule.  Except as provided in Section 4, and subject to Section 5, the MSUs awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant; provided, however, that (i) if a Vesting Date falls on a day upon which the U.S. national securities markets are not open for trading, such Vesting Date shall be delayed until the next trading day, and (ii) if a Vesting Date falls on December 31, such Vesting Date shall be delayed until the next trading day such that the Vesting Date, any sale to cover taxes, and applicable tax reporting all occur in the same calendar year.  MSUs scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

4.Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested MSUs at any time, subject to the terms of the Plan.  If so accelerated, such MSUs will be considered as having vested as of the date specified by the Administrator.  The payment of Shares vesting pursuant to this Section 4 shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the MSUs is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated MSUs will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated MSUs will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the MSUs will be paid in Shares to Participant’s estate as soon as practicable following his or her death.  It is the intent of this Award Agreement that it and all payments and benefits hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the MSUs provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply.  Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).  For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5.Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, the balance of the MSUs that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason and Participant’s right to acquire any Shares hereunder will immediately be forfeited and terminated.

6.Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (i) written notice of his or her status as transferee, and (ii) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.Withholding of Taxes.

(a)Participant’s Responsibility; Company’s Obligation to Deliver Certificates. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company or the Employer in its discretion to be an appropriate charge to Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the Tax-Related Items. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the MSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)Tax Withholding Arrangements. Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, by Participant’s acceptance of the Award, Participant authorizes and directs the Company and any brokerage firm determined acceptable to the Company to sell on Participant’s behalf a whole number of shares from those Shares issued to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the obligation for Tax-Related Items.  By accepting this Award, Participant expressly consents to the sale of Shares to cover Tax-Related Items and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express consent.  In the event that such withholding by sale of Shares is problematic under applicable tax or securities law or has materially adverse accounting consequences, Participant authorizes the Company or its respective agents to satisfy the obligations with regard to all Tax-Related Items by (i)  delivery of already vested and owned Shares having a fair market value equal to the amount required to be withheld, (ii) withholding otherwise deliverable Shares having a value equal to the amount required to be withheld, (iii) cash payment, (iv) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer, or (v) such other means as the Administrator deems appropriate.

Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested MSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

8.Restrictions on Resale.  Participant agrees not to sell any MSU Shares at a time when Applicable Laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as Participant’s status as a Service Provider continues and for such period of time after the termination of Participant’s status as a Service Provider as the Company may specify.

9.Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

25. 10.No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE PERFORMANCE UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF PERFORMANCE UNITS OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

11.Adjustments.  In the event of a stock split, a stock dividend or a similar change in Company stock, the number of unvested MSUs awarded to Participant under this Award Agreement will be adjusted in accordance with the Plan.

12.Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing.

13.Award is Not Transferable.  Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.  Participant may, however, dispose of this Award in Participant’s will or through a beneficiary designation.

14.Binding Agreement.  Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15.Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or foreign law, the tax code and related regulations or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.  The Company will make all reasonable efforts to meet the requirements of any such state, federal or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.

16.Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

17.Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any MSUs have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

18.Electronic Delivery.  Participant agrees that the Company may deliver by electronic means all documents relating to the Plan, the MSUs, or future performance units that may be awarded under the Plan (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or request Participant’s consent to participate in the Plan by electronic means.  Participant also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify Participant by electronic means.

19.Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

20.Agreement Severable.  In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

21.Modifications to the Award Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of MSUs.

22.Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Award of MSUs under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

23.Governing Law and Venue.  This Award Agreement will be governed by the laws of California, without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Award of MSUs or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of MSUs is made and/or to be performed.

24.Additional Terms for Non-U.S. Participants.  Notwithstanding any provisions in this Award Agreement, for Participants outside the United States, this Award of MSUs shall be subject to the additional terms and conditions set forth in Exhibit B to this Award Agreement, including any additional terms and conditions for Participant’s country.  Moreover, if Participant relocates to one of the countries included in Exhibit B, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan.  Exhibit B constitutes part of this Award Agreement.

25.Waiver.  Participant acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by me or any other Participant of the Plan.

EXHIBIT B

TERMS AND CONDITIONS FOR INTERNATIONAL AWARDS

This Exhibit B includes additional terms and conditions that govern the MSUs granted to Participant under the Plan.  Further, this Exhibit B includes additional terms and conditions that govern the MSUs if Participant resides in one of the countries listed below.

NOTIFICATIONS

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of June 2016.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information in this Exhibit B as the only source of information relating to the consequences of his or her participation in the Plan because the notification information may be out of date at the time the MSUs vest or Participant sells Shares acquired under the Plan.

In addition, the notification information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of a particular result.  Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in his or her country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment and/or residency to another country after the MSUs are granted to Participant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant.

A.ADDITIONAL TERMS AND CONDITIONS

1.Nature of Award.  In accepting this Award of MSUs, Participant acknowledges, understands and agrees to the following:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)the grant of this Award of MSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of MSUs, or benefits in lieu of MSUs, even if MSUs have been granted in the past;

(c)all decisions with respect to future MSU awards, if any, will be at the sole discretion of the Company;

(d)the MSU grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company and shall not interfere with the ability of the Employer to terminate Participant’s employment or service relationship (if any) at any time;

(e)Participant is voluntarily participating in the Plan;

(f)the MSUs and the Shares subject to the MSUs are extraordinary items that are outside the scope of Participant’s employment or service contract, if any;

(g)the MSUs and the Shares subject to the MSUs. and the income and value of the same, are not intended to replace any pension rights or compensation;

(h)the MSUs and the Shares subject to the MSUs are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(i)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the MSUs resulting from termination of Participant’s employment or other service relationship by the Company or the Employer (for any reason whatsoever and whether or not later found to be invalid or in breach of any employment laws in the jurisdiction where Participant is employed or the terms of any employment or service agreement, if any), and in consideration of the grant of this Award of MSUs, Participant agrees not to institute any claim against the Company or the Employer or any of the other Affiliates of the Company;

(k)unless otherwise agreed with the Company, the MSUs and the Shares subject to the MSUs, and the income and value of the same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate of the Company;

(l)in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the MSUs under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of this Award of MSUs; and

(m)neither the Company, the Employer nor any other Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the MSUs or any amounts due to Participant pursuant to the settlement of the MSUs or the subsequent sale of any Shares acquired upon settlement.

2.  No Advice Regarding Award.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares.  Participant understands and agrees that Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

3.  Data Privacy.  Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other MSU grant materials by and among, as applicable, the Employer, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all MSUs or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to a plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration, and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  Participant authorizes the Company, the broker, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that if he or she resides outside the United States he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant MSUs or other equity awards or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.   For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

4.  Language.  If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

5.  Imposition of Other Requirements.The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the MSUs, and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

6.Insider Trading Notification.  Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell shares or rights to shares (e.g., MSUs) under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.

7.Foreign Asset/Account Reporting Notification.  Participant understands that his or her country may have certain exchange control and/or foreign asset/account reporting requirements which may affect Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Share) in a brokerage or bank account outside of Participant’s country.  Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country.  Participant acknowledges that it is his or her responsibility to comply with any applicable regulations, and Participant should speak to his or her personal advisor on this matter.

B.COUNTRY-SPECIFIC TERMS, CONDITIONS AND NOTIFICATIONS

BELGIUM

NOTIFICATIONS

Foreign Asset/Account Reporting Information.  Participant is required to report any securities (e.g., Shares acquired under the Plan) held or bank accounts opened (including brokerage accounts) opened and maintained outside Belgium on his or her annual tax return.  In a separate report, Participant will be required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened).  This report, as well as information on how to complete it, can be found on the website of the National Bank of Belgium.

CANADA

TERMS AND CONDITIONS

Form of Settlement.  If Participant is resident in Canada, MSUs will be settled in Shares only.  In no event will any MSUs be settled in cash, notwithstanding any discretion contained in the Plan to the contrary.

Termination of Employment.  This provision replaces Section A.1(l) of this Exhibit B:

For purposes of the MSUs, in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the MSUs under the Plan, if any, will terminate effective as of the date that is the earliest of (i) the date that Participant’s employment with the Company, the Employer or any other Affiliate is terminated; (ii) the date Participant receives notice of termination of employment from the Company or the Employer (regardless of any notice period or period of pay in lieu of such notice required under Canadian employment law including, but not limited to, statutory law, regulatory law and/or common law); and (iii) the date Participant is no longer actively providing services to the Company or the Employer.  The Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services to the Employer.

The following Terms and Conditions apply if Participant is a resident of Quebec:

Authorization to Release and Transfer Necessary Personal Information.  This provision supplements Section A.3 of this Exhibit B:

Participant hereby authorizes the Company (including its Affiliates), the Employer and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Participant further authorizes the Company, any Affiliates, and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors.  Participant further authorizes the Company, the Employer and any Affiliates to record such information and to keep such information in Participant’s employee file.

French Language Provision.  The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Award Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

NOTIFICATIONS

Securities Law Information.  Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided that the resale of such shares takes place outside of Canada through the facilities of a stock exchange on which the shares are listed (i.e., the NASDAQ Global Select Market).

Foreign Asset/Account Reporting Information.  Foreign property, including  Shares and MSUs, held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of Participant’s foreign property exceeds C$100,000 at any time during the year.  Thus MSUs must be reported – generally at a nil cost - if the C$100,000 cost threshold is exceeded because other foreign property is held by the employee.  When shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares.  The ACB would ordinarily equal the fair market value of the shares at the time of acquisition, but if the employee owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares.

FRANCE

TERMS AND CONDITIONS

Tax Considerations.  The MSUs granted under the Award Agreement are not intended to be French tax-qualified restricted stock units granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended.

Consent to Receive Information in English.  By accepting the MSUs, Participant confirms having read and understood the Plan and the Award Agreement, which were provided in the English language.  Participant accepts the terms of those documents accordingly.

En acceptant cette attribution gratuite d’actions, le Participant confirme avoir lu et comprenez le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.

NOTIFICATIONS

Exchange Control Information.  French residents with foreign account balances exceeding €1,000,000 must report any transactions carried out on those accounts to the Bank of France on a monthly basis.  French residents also must report all foreign bank and brokerage accounts on an annual basis (including accounts opened or closed during the tax year) on a specific form together with the income tax return.  Failure to comply could trigger significant penalties.

GERMANY

NOTIFICATIONS

Exchange Control Information.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank).  In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received.  The report must be filed electronically and the form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de), in both German and English.  Participant is responsible for complying with the reporting requirements.

GREECE

There are no country-specific provisions.

HONG KONG

TERMS AND CONDITIONS

Sale of Shares.  Shares received at vesting are accepted as a personal investment.  In the event the MSUs vest within six months of the Date of Grant, Participant agrees that he or she will not offer to the public or otherwise dispose of the shares prior to the six-month anniversary of the Date of Grant.

Form of Settlement.  The Award of MSUs will be settled in Shares only.  In no event will any MSUs be settled in cash, notwithstanding any discretion contained in the Plan to the contrary.

NOTIFICATIONS

Securities Law Information:  Warning.  The contents of the Award Agreement, including this Exhibit B, have not been reviewed by any regulatory authority in Hong Kong.  Participant should exercise caution in relation to the offer.  If Participant is in any doubt about any of the contents of the Award Agreement, including this Exhibit B, or the Plan, Participant should obtain independent professional advice. The MSUs and any Shares issued at vesting of the MSUs do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or an Affiliate of the Company.  The Award Agreement, including this Exhibit B, the Plan, the Notice of

Grant, and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong.  The MSUs and any related documentation are intended only for the personal use of Participant and may not be distributed to any other person.

ITALY

TERMS AND CONDITIONS

Data Privacy Notice and Consent.  This provision replaces in its entirety Section A.3 of this Exhibit B:

Participant understands that the Employer, the Company and any Affiliate of the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance  or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any Affiliate of the Company, details of all MSUs or other entitlement to Shares granted, awarded, canceled, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, managing and administering the Plan.

Participant also understands that providing the Employer with Data is necessary for the performance of the Plan and that Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan.  The Controller of personal data processing is Accuray Incorporated, with registered offices at 1310 Chesapeake Terrace, Sunnyvale, California 94089, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy.

Participant understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  Participant understands that Data may also be transferred to the Company’s stock plan service provider or such other administrator that may be engaged by the Company in the future.  Participant further understands that the Company and/or any Affiliate of the Company will transfer Data among themselves as necessary for the purpose of implementing, administering and managing Participant’s participation in the Plan, and that the Company and/or any Affiliate of the Company may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom Participant may elect to deposit any Shares acquired at  vesting of the MSUs.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Participant’s participation in the Plan.  Participant understands that these recipients may be located in or outside the European Economic Area, such as in the United States or elsewhere.  Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

Participant understands that Data-processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan.  Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing.

Furthermore, Participant is aware that Data will not be used for direct marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting Participant’s local human resources representative.

Plan Document Acknowledgment.  In accepting the grant of the MSUs, Participant acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Exhibit B, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Exhibit B.

Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 3 on Vesting and Termination; Section 7 on Tax Withholding; Section 23 on Governing Law and Venue; Section A.1 of this Exhibit B on Nature of Award; Section A.4 of this Exhibit B on Language; and the Data Privacy Notice and Consent section included in this Exhibit B.

NOTIFICATIONS

Exchange Control Information.  Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, Shares, etc.) which may generate income taxable in Italy are required to report such investments or assets on their annual tax returns or on a special form if no tax return is due.  The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad.

JAPAN

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Japanese residents are required to report details of any assets held outside Japan as of December 31, including Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15 each year.  Participant is responsible for complying with this reporting obligation if applicable and Participant should consult his or her personal tax advisor in this regard.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

NOTIFICATIONS

Restriction on Sale of Shares.  To the extent Participant sells, offers to sell or otherwise disposes of Shares acquired under the Plan within six months of the date of grant, Participant is permitted to dispose of such shares through any designated broker appointed under the Plan, provided the resale of Shares acquired under the Plan takes place outside Singapore through the facilities of a stock exchange on which the Shares are listed.  The Company’s shares are currently listed on the NASDAQ Global Select Market.

Securities Law Information.  The Award of MSUs is being made to Participant in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.  Participant should note that the Award of MSUs is subject to section 257 of the SFA, and Participant will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares underlying the MSUs, unless such sale or offer in Singapore is made (i) after six months from the Date of Grant or (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Chief Executive Officer and Director Notification Obligation.  If Participant is the Chief Executive Officer, or a director, associate director, or shadow director of the Company’s Singapore Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Company’s Singapore Affiliate in writing when Participant receives an interest (e.g., MSUs or Shares) in the Company or any Affiliate of the Company.  In addition, Participant must notify the Company’s Singapore Affiliate when he or she sells Shares of the Company or any Affiliate of the Company (including when Participant sells Shares issued upon vesting of the MSUs).  These notifications must be made within two days of acquiring or disposing of any interest in the Company or any Affiliate of the Company.  In addition, a notification of Participant’s interests in the Company or any Affiliate of the Company must be made within two days of becoming the Chief Executive Officer or a director.

SWITZERLAND

NOTIFICATIONS

Securities Law Information.  The Award of MSUs is not intended to be a public offering in or from Switzerland.  Neither this document nor any other materials relating to the offer constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the grant may be publicly distributed or otherwise made publicly available in Switzerland.  Neither this document nor any other offering or marketing material relating to the Plan has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss financial Market Supervisory Authority).

UNITED ARAB EMIRATES

NOTIFICATIONS

Securities Law Information.  Participation in the Plan is being offered only to Employees and Consultants of the Company and its Affiliates, and is in the nature of providing equity incentives to those providing services in the United Arab Emirates.  The Plan and the Award Agreement are intended for distribution only to such Participants and must not be delivered to, or relied on by, any other person.  Participant should conduct Participant’s own due diligence on the securities.  If Participant does not understand the contents of the Plan or the Award Agreement, Participant should consult an authorized financial adviser.  The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan, and neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Award Agreement, nor taken any steps to verify the information set out therein and has any responsibility for such documents.

UNITED KINGDOM

TERMS AND CONDITIONS

Tax Withholding.  This provision supplements Section 7 of the Award Agreement:

If payment or withholding of the Tax-Related Items is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the liability for income tax (the “Due Date”) occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected income tax may constitute a loan owed by Participant to the Employer, effective on the Due Date.  Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 7 of the Award Agreement.

Notwithstanding the foregoing, Participant understands and agrees that if he or she is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax liability.  In the event that Participant is a director or executive officer and income tax is not collected from or paid by Participant by the Due Date, Participant understands that the amount of any uncollected Tax-Related Items may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable.  Participant understands and agrees that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as appropriate) for the value of any employee NICs due on this additional benefit which the Company or the Employer may recover from Participant by any of the means referred to in Section 7 of the Award Agreement.

ACCURAY INCORPORATED

Amended and Restated 2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award.  Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, the terms defined in the Accuray Incorporated Amended and Restated 2016 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement (the “Award Agreement”), which includes the Notice of Grant of Restricted Stock Unit Award (the “Notice of Grant”) and Terms and Conditions of Restricted Stock Unit Award, attached hereto as Exhibit A.

NOTICE OF GRANT OF RESTRICTED STOCK UNIT AWARD

Participant Name:

Address:

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Number of Restricted Stock Units

Vesting Schedule:

Subject to Section 3 of Exhibit A and any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will vest in accordance with the following schedule:

[Insert vesting schedule]

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately be forfeited and terminated.

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Award, attached hereto as Exhibit A, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention Stock Administration, 1310 Chesapeake Terrace, Sunnyvale, CA 94089 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled.  Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement, including the Terms and Conditions of Restricted Stock Unit Award, attached hereto as Exhibit A, all of which are made a part of this document.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel, and fully understands all provisions of the Plan and Award Agreement.  By accepting this Award, Participant hereby agrees (i) to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Award Agreement, (ii) to notify the Company upon any change in the residence address indicated above, and (iii) to the extent required by Section 7 of Exhibit A, the sale of Shares to cover the Tax-Related Items (and any associated broker or other fees) and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express written consent.

Accuray Incorporated:

By:
Title:

EXHIBIT A

TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARD

1.Grant.  The Company hereby grants to the individual named in the Notice of Grant (the “Participant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 21(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

2.Company’s Obligation to Pay.  Each Restricted Stock Unit represents the right to receive a Share on the date it vests.  Unless and until the Restricted Stock Units will have vested in the manner set forth in Sections 3 or 4, Participant will have no right to payment of any such Restricted Stock Units.  Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.  Any Restricted Stock Units that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 7.  Subject to the provisions of Section 4, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period sixty (60) days following the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of the payment of any Restricted Stock Units payable under this Award Agreement.

3.Vesting Schedule.  Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant; provided, however, that (i) if a Vesting Date falls on a day upon which the U.S. national securities markets are not open for trading, such Vesting Date shall be delayed until the next trading day, and (ii) if a Vesting Date falls on December 31, such Vesting Date shall be delayed until the next trading day such that the Vesting Date, any sale to cover taxes, and applicable tax reporting all occur in the same calendar year.  Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

4.Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan.  If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.  The payment of Shares vesting pursuant to this Section 4 shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement that it and all payments and benefits hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply.  Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).  For purposes of this Award Agreement, “Section 409A”

means Section 409A of the Code, and any final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5.Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason and Participant’s right to acquire any Shares hereunder will immediately be forfeited and terminated.

6.Death of Participant.  Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (i) written notice of his or her status as transferee, and (ii) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.Withholding of Taxes.

(a)Participant’s Responsibility; Company’s Obligation to Deliver Certificates. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company or the Employer in its discretion to be an appropriate charge to Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the Tax-Related Items. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)Tax Withholding Arrangements. Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, by Participant’s acceptance of the Award, Participant authorizes and directs the Company and any brokerage firm determined acceptable to the Company to sell on Participant’s behalf a whole number of shares from those Shares issued to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the obligation for Tax-Related Items.  By accepting this Award, Participant expressly consents to the sale of Shares to cover Tax-Related Items and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express consent.  In the event that such withholding by sale of Shares is problematic under applicable tax or securities law or has materially adverse accounting consequences, Participant authorizes the Company or its respective agents to satisfy the obligations with regard to all Tax-Related Items by (i)  delivery of already vested and owned Shares having a fair market value equal to the amount required to be withheld, (ii) withholding otherwise deliverable Shares having a value equal to the amount required to be withheld, (iii) cash payment, (iv) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer, or (v) such other means as the Administrator deems appropriate.

Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

8.Restrictions on Resale.  Participant agrees not to sell any Restricted Stock Unit Shares at a time when Applicable Laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as Participant’s status as a Service Provider continues and for such period of time after the termination of Participant’s status as a Service Provider as the Company may specify.

9.Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10.No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

11.Adjustments.  In the event of a stock split, a stock dividend or a similar change in Company stock, the number of unvested Restricted Stock Units awarded to Participant under this Award Agreement will be adjusted in accordance with the Plan.

12.Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing.

13.Award is Not Transferable.  Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.  Participant may, however, dispose of this Award in Participant’s will or through a beneficiary designation.

14.Binding Agreement.  Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15.Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or foreign law, the tax code and related regulations or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.  The Company will make all reasonable efforts to meet the requirements of any such state, federal or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.

16.Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

17.Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

18.Electronic Delivery.  Participant agrees that the Company may deliver by electronic means all documents relating to the Plan, the Restricted Stock Units, or future restricted stock units that may be awarded under the Plan (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or request Participant’s consent to participate in the Plan by electronic means.  Participant also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify Participant by electronic means.

19.Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

20.Agreement Severable.  In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

21.Modifications to the Award Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

22.Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

23.Governing Law and Venue.  This Award Agreement will be governed by the laws of California, without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.

24.Additional Terms for Non-U.S. Participants.  Notwithstanding any provisions in this Award Agreement, for Participants outside the United States, this Award of Restricted Stock Units shall be subject to the additional terms and conditions set forth in Exhibit B to this Award Agreement, including any additional terms and conditions for Participant’s country.  Moreover, if Participant relocates to one of the countries included in Exhibit B, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan.  Exhibit B constitutes part of this Award Agreement.

25.Waiver.  Participant acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by me or any other Participant of the Plan.

EXHIBIT B

TERMS AND CONDITIONS FOR INTERNATIONAL AWARDS

This Exhibit B includes additional terms and conditions that govern the Restricted Stock Units granted to Participant under the Plan.  Further, this Exhibit B includes additional terms and conditions that govern the Restricted Stock Units if Participant resides in one of the countries listed below.

NOTIFICATIONS

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of June 2016.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information in this Exhibit B as the only source of information relating to the consequences of his or her participation in the Plan because the notification information may be out of date at the time the Restricted Stock Units vest or Participant sells Shares acquired under the Plan.

In addition, the notification information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of a particular result.  Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in his or her country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment and/or residency to another country after the Restricted Stock Units are granted to Participant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant.

A.ADDITIONAL TERMS AND CONDITIONS

1.Nature of Award.  In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees to the following:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)the grant of this Award of Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(c)all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company;

(d)the Restricted Stock Unit grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company and shall not interfere with the ability of the Employer to terminate Participant’s employment or service relationship (if any) at any time;

(e)Participant is voluntarily participating in the Plan;

(f)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are extraordinary items that are outside the scope of Participant’s employment or service contract, if any;

(g)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of the same, are not intended to replace any pension rights or compensation;

(h)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(i)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from termination of Participant’s employment or other service relationship by the Company or the Employer (for any reason whatsoever and whether or not later found to be invalid or in breach of any employment laws in the jurisdiction where Participant is employed or the terms of any employment or service agreement, if any), and in consideration of the grant of this Award of Restricted Stock Units, Participant agrees not to institute any claim against the Company or the Employer or any of the other Affiliates of the Company;

(k)unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of the same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate of the Company;

(l)in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of this Award of Restricted Stock Units; and

(m)neither the Company, the Employer nor any other Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

2.No Advice Regarding Award.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares.  Participant understands and agrees that Participant should to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

3.Data Privacy.  Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to a plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration, and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  Participant authorizes the Company, the broker, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that if he or she resides outside the United States he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her  employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.   For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

4.Language.  If Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.

5.Imposition of Other Requirements.The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Restricted Stock Units, and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

6.Insider Trading Notification.  Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell shares or rights to shares (e.g., Restricted Stock Units) under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.

7.Foreign Asset/Account Reporting Notification.  Participant understands that his or her country may have certain exchange control and/or foreign asset/account reporting requirements which may affect Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Share) in a brokerage or bank account outside of Participant’s country.  Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country.  Participant acknowledges that it is his or her responsibility to comply with any applicable regulations, and Participant should speak to his or her personal advisor on this matter.

B.COUNTRY-SPECIFIC TERMS, CONDITIONS AND NOTIFICATIONS

BELGIUM

NOTIFICATIONS

Foreign Asset/Account Reporting Information.  Participant is required to report any securities (e.g., Shares acquired under the Plan) held or bank accounts opened (including brokerage accounts) opened and maintained outside Belgium on his or her annual tax return.  In a separate report, Participant will be required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened).  This report, as well as information on how to complete it, can be found on the website of the National Bank of Belgium.

CANADA

TERMS AND CONDITIONS

Form of Settlement.  If Participant is resident in Canada, Restricted Stock Units will be settled in Shares only.  In no event will any Restricted Stock Units be settled in cash, notwithstanding any discretion contained in the Plan to the contrary.

Termination of Employment.  This provision replaces Section A.1(l) of this Exhibit B:

For purposes of the Restricted Stock Units, in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the date that is the earliest of (i) the date that Participant’s employment with the Company, the Employer or any other Affiliate is terminated; (ii) the date Participant receives notice of termination of employment from the Company or the Employer (regardless of any notice period or period of pay in lieu of such notice required under Canadian employment law including, but not limited to, statutory law, regulatory law and/or common law); and (iii) the date Participant is no longer actively providing services to the Company or the Employer.  The Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services to the Employer.

The following Terms and Conditions apply if Participant is a resident of Quebec:

Authorization to Release and Transfer Necessary Personal Information.  This provision supplements Section A.3 of this Exhibit B:

Participant hereby authorizes the Company (including its Affiliates), the Employer  and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Participant further authorizes the Company, any Affiliates, and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors.  Participant further authorizes the Company, the Employer and any Affiliates to record such information and to keep such information in Participant’s employee file.

French Language Provision.  The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Award Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

NOTIFICATIONS

Securities Law Information.  Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided that the resale of such shares takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed (i.e., the NASDAQ Global Select Market)

Foreign Asset/Account Reporting Information.  Foreign property, including  Shares and Restricted Stock Units, held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of Participant’s foreign property exceeds C$100,000 at any time during the year.  Thus Restricted Stock Units must be reported – generally at a nil cost - if the C$100,000 cost threshold is exceeded because other foreign property is held by the employee.  When shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares.  The ACB would ordinarily equal the fair market value of the shares at the time of acquisition, but if the employee owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares.

GERMANY

NOTIFICATIONS

Exchange Control Notification.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank).  In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received.  The report must be filed electronically and the form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de), in both German and English.  Participant is responsible for complying  with the reporting requirements.

GREECE

There are no country-specific provisions.

HONG KONG

TERMS AND CONDITIONS

Sale of Shares.  Shares received at vesting are accepted as a personal investment.  In the event the Restricted Stock Units vest within six months of the Date of Grant, Participant agrees that he or she will not offer to the public or otherwise dispose of the shares prior to the six-month anniversary of the Date of Grant.

Form of Settlement.  The Award of Restricted Stock Units will be settled in Shares only.  In no event will any Restricted Stock Units be settled in cash, notwithstanding any discretion contained in the Plan to the contrary.

NOTIFICATIONS

Securities Law Information:  Warning.  The contents of the Award Agreement, including this Exhibit B, have not been reviewed by any regulatory authority in Hong Kong.  Participant should exercise caution in relation to the offer.  If Participant is in any doubt about any of the contents of the Award Agreement, including this Exhibit B, or the Plan, Participant should obtain independent professional advice. The Restricted Stock Units and any Shares issued at vesting of the Restricted Stock Units do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or an Affiliate of the Company.  The Award Agreement, including this Exhibit B, the Plan, the Notice of Grant, and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong.  The Restricted Stock Units and any related documentation are intended only for the personal use of Participant and may not be distributed to any other person.

ITALY

TERMS AND CONDITIONS

Data Privacy Notice and Consent.  This provision replaces in its entirety Section A.3 of this Exhibit B:

Participant understands that the Employer, the Company and any Affiliate of the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance  or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any Affiliate of the Company, details of all Restricted Stock Units or other entitlement to Shares granted, awarded, canceled, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, managing and administering the Plan.

Participant also understands that providing the Employer with Data is necessary for the performance of the Plan and that Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan.  The Controller of personal data processing is Accuray Incorporated, with registered offices at 1310 Chesapeake Terrace, Sunnyvale, California 94089, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy.

Participant understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  Participant understands that Data may also be transferred to the Company’s stock plan service provider or such other administrator that may be engaged by the Company in the future.  Participant further understands that the Company and/or any Affiliate of the Company will transfer Data among themselves as necessary for the purpose of implementing, administering and managing Participant’s participation in the Plan, and that the Company and/or any Affiliate of the Company may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom Participant may elect to deposit any Shares acquired at  vesting of the Restricted Stock Units.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Participant’s participation in the Plan.  Participant understands that these recipients may be located in or outside the European Economic Area, such as in the United States or elsewhere.  Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

Participant understands that Data-processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan.  Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing.

Furthermore, Participant is aware that Data will not be used for direct marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting Participant’s local human resources representative.

Plan Document Acknowledgment.  In accepting the grant of the Restricted Stock Units, Participant acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Exhibit B, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Exhibit B.

Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 3 on Vesting and Termination; Section 7 on Tax Withholding; Section 23 on Governing Law and Venue; Section A.1 of this Exhibit B on Nature of Award; Section A.4 of this Exhibit B on Language; and the Data Privacy Notice and Consent section included in this Exhibit B.

NOTIFICATIONS

Exchange Control Information.  Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, Shares, etc.) which may generate income taxable in Italy are required to report such investments or assets on their annual tax returns or on a special form if no tax return is due.  The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad.

JAPAN

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Japanese residents are required to report details of any assets held outside Japan as of December 31, including Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15 each year.  Participant is responsible for complying with this reporting obligation if applicable and Participant should consult his or her personal tax advisor in this regard.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

NOTIFICATIONS

Restriction on Sale of Shares.  To the extent Participant sells, offers to sell or otherwise disposes of Shares acquired under the Plan within six months of the date of grant, Participant is permitted to dispose of such shares through any designated broker appointed under the Plan, provided the resale of Shares acquired under the Plan takes place outside Singapore through the facilities of a stock exchange on which the Shares are listed.  The Company’s shares are currently listed on the NASDAQ Global Select Market.

Securities Law Information.  The Award of Restricted Stock Units is being made to Participant in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.  Participant should note that the Award of Restricted Stock Units is subject to section 257 of the SFA, and Participant will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares underlying the Restricted Stock Units, unless such sale or offer in Singapore is made (i) after six months from the Date of Grant or (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Chief Executive Officer and Director Notification Obligation.  If Participant is the Chief Executive Officer, or a director, associate director, or shadow director of the Company’s Singapore Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Company’s Singapore Affiliate in writing when Participant receives an interest (e.g., Restricted Stock Units or Shares) in the Company or any Affiliate of the Company.  In addition, Participant must notify the Company’s Singapore Affiliate when he or she sells Shares the Company or of any Affiliate of the Company (including when Participant sells Shares issued upon vesting of the Restricted Stock Units).  These notifications must be made within two days of acquiring or disposing of any interest in the Company or any Affiliate of the Company.  In addition, a notification of Participant’s interests in the Company or any Affiliate of the Company must be made within two days of becoming the Chief Executive Officer or a director.

SWITZERLAND

NOTIFICATIONS

Securities Law Information.  The Award of Restricted Stock Units is not intended to be a public offering in or from Switzerland.  Neither this document nor any other materials relating to the offer constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and their this document nor any other materials relating to the grant may be publicly distributed or otherwise made publicly available in Switzerland.  Neither this document nor any other offering or marketing material relating to the Plan has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss financial Market Supervisory Authority).

UNITED ARAB EMIRATES

NOTIFICATIONS

Securities Law Information.  Participation in the Plan is being offered only to Employees and Consultants of the Company and its Affiliates, and is in the nature of providing equity incentives to those providing services in the United Arab Emirates.  The Plan and the Award Agreement are intended for distribution only to such Participants and must not be delivered to, or relied on by, any other person.  Participant should conduct Participant’s own due diligence on the securities.  If Participant does not understand the contents of the Plan or the Award Agreement, Participant should consult an authorized financial adviser.  The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan, and neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Award Agreement, nor taken any steps to verify the information set out therein and has any responsibility for such documents.

UNITED KINGDOM

TERMS AND CONDITIONS

Tax Withholding.  This provision supplements Section 7 of the Award Agreement:

If payment or withholding of the Tax-Related Items is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the liability for income tax (the “Due Date”) occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected income tax may constitute a loan owed by Participant to the Employer, effective on the Due Date.  Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 7 of the Award Agreement.

Notwithstanding the foregoing, Participant understands and agrees that if he or she is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax liability.  In the event that Participant is a director or executive officer and income tax is not collected from or paid by Participant by the Due Date, Participant understands that the amount of any uncollected Tax-Related Items may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable.  Participant understands and agrees that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as appropriate) for the value of any employee NICs due on this additional benefit which the Company or the Employer may recover from Participant by any of the means referred to in Section 7 of the Award Agreement.

ACCURAY INCORPORATED

Amended and Restated 2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT FOR FRENCH PARTICIPANTS

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award.  Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, the terms defined in the Accuray Incorporated Amended and Restated 2016 Equity Incentive Plan (the “U.S. Plan”) and the Accuray Incorporated 2016 Equity Incentive Plan Rules for Grant of Restricted Stock Units to Eligible Employees in France (the “French Plan” and together with the U.S. Plan, the “Plan”) will have the same defined meanings in this Restricted Stock Unit Agreement for French Participants (the “Award Agreement”), which includes the Notice of Grant of Restricted Stock Unit Award (the “Notice of Grant”) and Terms and Conditions of Restricted Stock Unit Award, attached hereto as Exhibit A.

NOTICE OF GRANT OF RESTRICTED STOCK UNIT AWARD

Participant Name:

Address:

Participant has been granted the right to receive an Award of Restricted Stock Units, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Number of Restricted Stock Units

Vesting Schedule:

Subject to Section 3 of Exhibit A and any acceleration provisions contained in the Plan or set forth below, the Restricted Stock Units will vest in accordance with the following schedule:

[Insert vesting schedule]

With respect to Restricted Stock Units granted to Participants in France which are intended to be French-qualified Restricted Stock Units, as set forth in the French Plan, in no case shall the Vesting Date occur prior to the expiration of a one-year period as calculated from the Date of Grant, or such other period as is required to comply with the minimum vesting period applicable to French-qualified Restricted Stock Units under Section L. 225-197-1 of the French Commercial Code, as amended, the relevant Sections of the French Tax Code or of the French Social Security Code, as amended, except in the case of death of the Participant.

In the event Participant ceases to be a Service Provider for any or no reason before Participant vests in the Restricted Stock Units, the Restricted Stock Units and Participant’s right to acquire any Shares hereunder will immediately be forfeited and terminated, except in the case of death of the Participant as detailed in Section 6 of Exhibit A.

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, including the Terms and Conditions of French-qualified Restricted Stock Unit Award, attached hereto as Exhibit A, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention Stock Administration, 1310 Chesapeake

Terrace, Sunnyvale, CA 94089 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled.  Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute the Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement, including the Terms and Conditions of French-qualified Restricted Stock Unit Award, attached hereto as Exhibit A, all of which are made a part of this document.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel, and fully understands all provisions of the Plan and Award Agreement.  By accepting this Award, Participant hereby agrees (i) to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Award Agreement, (ii) to notify the Company upon any change in the residence address indicated above, and (iii) to the extent required by Section 7 of Exhibit A, the sale of Shares to cover the Tax Withholding Obligations (and any associated broker or other fees) and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express written consent.

Accuray Incorporated:

By:
Title:

EXHIBIT A

TERMS AND CONDITIONS OF French-qualified RESTRICTED STOCK UNIT AWARD

1.Grant.  The Company hereby grants to the individual named in the Notice of Grant (the “Participant”) under the Plan an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference.  Subject to Section 20(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.  Restricted Stock Units granted to Participants in France are intended to be French-qualified Restricted Stock Units that qualify for the favorable income tax and social security regime in France, as set forth in the French Plan.  Certain events may affect the status of the Restricted Stock Units as French-qualified Restricted Stock Units and the Award may be disqualified in the future.  The Company does not make any undertaking or representation to maintain the qualified status of the French-qualified Restricted Stock Units during the life of the Award, and the Participant will not be entitled to any compensation or other amounts if the Restricted Stock Units no longer qualify as French-qualified Restricted Stock Units.

2.Company’s Obligation to Pay.  Each Restricted Stock Unit represents the right to receive a Share on the date it vests.  Unless and until the Restricted Stock Units will have vested in the manner set forth in Sections 3 or 4, Participant will have no right to payment of any such Restricted Stock Units.  Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.  Any Restricted Stock Units that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 7.  Subject to the provisions of Section 4, such vested Restricted Stock Units shall be paid in whole Shares as soon as practicable after vesting, but in each such case within the period sixty (60) days following the vesting date.  In no event will Participant be permitted, directly or indirectly, to specify the taxable year of the payment of any Restricted Stock Units payable under this Award Agreement.

3.Vesting Schedule.  Except as provided in Section 4, and subject to Section 5, the Restricted Stock Units awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant; provided, however, that (i) if a Vesting Date falls on a day upon which the U.S. national securities markets are not open for trading, such Vesting Date shall be delayed until the next trading day, and (ii) if a Vesting Date falls on December 31, such Vesting Date shall be delayed until the next trading day such that the Vesting Date, any sale to cover taxes, and applicable tax reporting all occur in the same calendar year.  Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.  As detailed in the Notice of Grant, in no case shall the Vesting Date occur prior to the expiration of a one-year period as calculated from the Date of Grant, or such other period as is required to comply with the minimum vesting period applicable to French-qualified Restricted Stock Units under Section L. 225-197-1 of the French Commercial Code, as amended, the relevant Sections of the French Tax Code or of the French Social Security Code, as amended, except in the case of death of the Participant.

4.Administrator Discretion.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock Units at any time, subject to the terms of the Plan.  If so accelerated, such Restricted Stock Units will be considered as having vested as of the date specified by the Administrator.  The payment of Shares vesting pursuant to this Section 4 shall in all cases be paid at a time or in a manner that is exempt from, or complies with, Section 409A.

Notwithstanding anything in the Plan or this Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the payment of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section

409A if paid to Participant on or within the six (6) month period following Participant’s termination as a Service Provider, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death. It is the intent of this Award Agreement that it and all payments and benefits hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under this Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply.  Each payment payable under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).  For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any final Treasury Regulations and Internal Revenue Service guidance thereunder, as each may be amended from time to time.

5.Forfeiture upon Termination of Status as a Service Provider.  Notwithstanding any contrary provision of this Award Agreement, the balance of the Restricted Stock Units that have not vested as of the time of Participant’s termination as a Service Provider for any or no reason and Participant’s right to acquire any Shares hereunder will immediately be forfeited and terminated, except in the event of cessation of employment or service due to death as provided in Section 6 below.

6.Death of Participant.  Should Participant cease continuous employment or other service by reason of death prior to a Vesting Date, then all unvested Restricted Stock Units will immediately vest as of the date of Participant's death and the shares underlying the Award shall be issued to (a) the personal representative of Participant's estate or (b) the person or persons to whom the shares are transferred pursuant to Participant's will or the laws of inheritance, in compliance with French civil rules on inheritance, upon their request within a six month period measured from the date of Participant's death.  If Participant's heirs do not request distribution or delivery of the shares underlying the Award within six months of Participant's death, as provided herein, the Award shall be cancelled with respect to those shares and Participant's heirs shall forfeit all rights and interests therein.

7.Withholding of Taxes.

(a)Participant’s Responsibility; Company’s Obligation to Deliver Certificates. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items related to Participant’s participation in the Plan and legally applicable to Participant or deemed by the Company or the Employer in its discretion to be an appropriate charge to Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer.  Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the Tax-Related Items. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Award to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)Tax Withholding Arrangements. Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items.  In this regard, by Participant’s acceptance of the Award, Participant authorizes and directs the Company and any brokerage firm determined acceptable to the Company to sell on Participant’s behalf a whole number of shares from those Shares issued to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the obligation for Tax-Related Items.  By accepting this Award, Participant expressly consents to the sale of Shares to cover Tax-Related Items and agrees and acknowledges that Participant may not satisfy them by any means other than such sale of Shares, unless required to do so by the Administrator or pursuant to the Administrator’s express consent.  In the event that such withholding by sale of Shares is problematic under applicable tax or securities law or has materially adverse accounting consequences, Participant authorizes the Company or its respective agents to satisfy the obligations with regard to all Tax-Related Items by (i)  delivery of already vested and owned Shares having a fair market value equal to the amount required to be withheld, (ii) withholding otherwise deliverable Shares having a value equal to the amount required to be withheld, (iii) cash payment, (iv) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer, or (v) such other means as the Administrator deems appropriate.

Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

8.Restrictions on Transfer of Shares.  The Participant will not be permitted to sell or transfer any Shares issued to Participant upon vesting of the French-qualified Restricted Stock Units until the second anniversary of the applicable Date of Grant, or such other period as is required to comply with the minimum holding period applicable to Shares underlying French-qualified Restricted Stock Units under Section L. 225-197-1 of the French Commercial Code, as amended or by the French Tax Code or French Social Security Code, as amended to benefit from the favorable tax and social security regime, provided however, that this mandatory holding period shall not apply in the event of Participant's termination of employment by reason of death or Special Disability (as defined in the French Plan). Furthermore, the Shares underlying French-qualified Restricted Stock Units cannot be sold during certain Closed Periods (as defined in the French Plan and as interpreted by the French administrative guidelines), to the extent applicable under French law.

If the Participant qualifies as a managing director under French law (“mandataires sociaux,” i.e., Président du Conseil d'Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions) of the French Subsidiary and is subject to shareholding restrictions under French law, the Participant must hold 20% of the Shares issued pursuant to the Restricted Stock Units in a nominative account until the Participant ceases to serve as a managing director, as long as this restriction is required under French law.

At the Company's discretion, the share certificates for all Shares subject to the French-qualified Restricted Stock Units may bear a legend setting forth the restriction on sale or transfer for the time period set out in this Section 8.  In addition, the Shares may be held until the expiration of the holding period, at the Company's discretion, either by the Company or by a transfer agent designated by the Company.  In addition, the Shares may be held in an account in Participant's name with a broker designated by the Company or in such manner as the Company may otherwise determine in compliance with French law, and with holding periods.

9.Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.  After such issuance, recordation and delivery,

Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

10.No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

11.Adjustments.  In the event of a stock split, a stock dividend or a similar change in Company stock, the number of unvested Restricted Stock Units awarded to Participant under this Award Agreement will be adjusted in accordance with the Plan.

12.Address for Notices.  Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing.

13.Award is Not Transferable.  Except to the limited extent provided in Section 6, this Award and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.  Participant may, however, dispose of this Award in Participant’s will or through a beneficiary designation.

14.Binding Agreement.  Subject to the limitation on the transferability of this Award contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15.Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or foreign law, the tax code and related regulations or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her estate) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation.  The Company will make all reasonable efforts to meet the requirements of any such state, federal or foreign law or securities exchange and to obtain any such consent or approval of any such governmental authority or securities exchange.

16.Plan Governs.  This Award Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

17.Administrator Authority.  The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

18.Electronic Delivery.  Participant agrees that the Company may deliver by electronic means all documents relating to the Plan, the Restricted Stock Units, or future restricted stock units that may be awarded under the Plan (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or request Participant’s consent to participate in the Plan by electronic means.  Participant also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify Participant by electronic means.

19.Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

20.Agreement Severable.  In the event that any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

21.Modifications to the Award Agreement.  This Award Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Restricted Stock Units.

22.Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

23.Governing Law and Venue.  This Award Agreement will be governed by the laws of California, without giving effect to the conflict of law principles thereof.  For purposes of litigating any dispute that arises under this Award of Restricted Stock Units or this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Award of Restricted Stock Units is made and/or to be performed.

24.Additional Terms for Non-U.S. Participants.  Notwithstanding any provisions in this Award Agreement, for Participants outside the United States, this Award of Restricted Stock Units shall be subject to the additional terms and conditions set forth in Exhibit B to this Award Agreement, including any additional terms and conditions for Participant’s country.  Moreover, if Participant relocates to one of the countries included in Exhibit B, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan.  Exhibit B constitutes part of this Award Agreement.

25.Waiver.  Participant acknowledges that a waiver by the Company of breach of any provision of this Award Agreement shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by me or any other Participant of the Plan.

EXHIBIT B

TERMS AND CONDITIONS FOR INTERNATIONAL AWARDS

This Exhibit B includes additional terms and conditions that govern the Restricted Stock Units granted to Participant under the Plan.  Further, this Exhibit B includes additional terms and conditions that govern the Restricted Stock Units if Participant resides in one of the countries listed below.

NOTIFICATIONS

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to participation in the Plan.  The information is based on the securities, exchange control, and other laws in effect in the respective countries as of June 2016.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that Participant not rely on the information in this Exhibit B as the only source of information relating to the consequences of his or her participation in the Plan because the notification information may be out of date at the time the Restricted Stock Units vest or Participant sells Shares acquired under the Plan.

In addition, the notification information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of a particular result.  Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in his or her country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which he or she is currently working, transfers employment and/or residency to another country after the Restricted Stock Units are granted to Participant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant.

A.ADDITIONAL TERMS AND CONDITIONS

1.  Nature of Award.  In accepting this Award of Restricted Stock Units, Participant acknowledges, understands and agrees to the following:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)the grant of this Award of Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(c)all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company;

(d)the Restricted Stock Unit grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company and shall not interfere with the ability of the Employer to terminate Participant’s employment or service relationship (if any) at any time;

(e)Participant is voluntarily participating in the Plan;

(f)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are extraordinary items that are outside the scope of Participant’s employment or service contract, if any;

(g)the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of the same, are not intended to replace any pension rights or compensation;

(h)the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(i)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from termination of Participant’s employment or other service relationship by the Company or the Employer (for any reason whatsoever and whether or not later found to be invalid or in breach of any employment laws in the jurisdiction where Participant is employed or the terms of any employment or service agreement, if any), and in consideration of the grant of this Award of Restricted Stock Units, Participant agrees not to institute any claim against the Company or the Employer or any of the other Affiliates of the Company;

(k)unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of the same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate of the Company;

(l)in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of this Award of Restricted Stock Units; and

(m)neither the Company, the Employer nor any other Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

2.No Advice Regarding Award.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the underlying Shares.  Participant understands and agrees that Participant should to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

3.Data Privacy.  Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock Unit grant materials by and among, as applicable, the Employer, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data will be transferred to a plan broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration, and management of the Plan.  Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country.  Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.  Participant authorizes the Company, the broker, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan.  Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.  Participant understands that if he or she resides outside the United States he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative.  Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her  employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards.  Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.   For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

4.Language.  By accepting this Award of French-qualified Restricted Share Units granted under Sections L. 225-197-1 and seq. of the French commercial code, the Participant confirms having read and understood the Plan and this Award Agreement, which are provided in the English language.  The Participant accepts the terms and conditions of these documents accordingly.

Langue utilisée: En acceptant cette attribution d'Action Gratuites soumises au régime spécifique fiscal et de sécurité sociale prévu aux articles L. 225-197-1 et suivants du code de commerce français, le Participant confirme avoir lu et compris le Plan et cette Convention, qui lui ont été remis en langue anglaise. Le Participant accepte ainsi les termes et conditions inclus dans ces document.

5.Imposition of Other Requirements.The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Restricted Stock Units, and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law with respect to the issuance or sale of shares or to facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

6.Insider Trading Notification.  Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell shares or rights to shares (e.g., Restricted Stock Units) under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in Participant’s country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.

7.Foreign Asset/Account Reporting Notification.  Participant understands that his or her country may have certain exchange control and/or foreign asset/account reporting requirements which may affect Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Share) in a brokerage or bank account outside of Participant’s country.  Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country.  Participant acknowledges that it is his or her responsibility to comply with any applicable regulations, and Participant should speak to his or her personal advisor on this matter.

B.COUNTRY-SPECIFIC TERMS, CONDITIONS AND NOTIFICATIONS

BELGIUM

NOTIFICATIONS

Foreign Asset/Account Reporting Information.  Participant is required to report any securities (e.g., Shares acquired under the Plan) held or bank accounts opened (including brokerage accounts) opened and maintained outside Belgium on his or her annual tax return.  In a separate report, Participant will be required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened).  This report, as well as information on how to complete it, can be found on the website of the National Bank of Belgium.

CANADA

TERMS AND CONDITIONS

Form of Settlement.  If Participant is resident in Canada, Restricted Stock Units will be settled in Shares only.  In no event will any Restricted Stock Units be settled in cash, notwithstanding any discretion contained in the Plan to the contrary.

Termination of Employment.  This provision replaces Section A.1(l) of this Exhibit B:

For purposes of the Restricted Stock Units, in the event of Participant’s termination as a Service Provider (whether or not in breach of any employment law in the country where Participant resides, even if otherwise applicable to Participant’s employment benefits from the Employer, and whether or not later found to be invalid), Participant’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the date that is the earliest of (i) the date that Participant’s employment with the Company, the Employer or any other Affiliate is terminated; (ii) the date Participant receives notice of termination of employment from the Company or the Employer (regardless of any notice period or period of pay in lieu of such notice required under Canadian employment law including, but not limited to, statutory law, regulatory law and/or common law); and (iii) the date Participant is no longer actively providing services to the Company or the Employer.  The Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services to the Employer.

The following Terms and Conditions apply if Participant is a resident of Quebec:

Authorization to Release and Transfer Necessary Personal Information.  This provision supplements Section A.3 of this Exhibit B:

Participant hereby authorizes the Company (including its Affiliates), the Employer  and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  Participant further authorizes the Company, any Affiliates, and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors.  Participant further authorizes the Company, the Employer and any Affiliates to record such information and to keep such information in Participant’s employee file.

French Language Provision.  The parties acknowledge that it is their express wish that this Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Award Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

NOTIFICATIONS

Securities Law Information.  Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided that the resale of such shares takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed (i.e., the NASDAQ Global Select Market)

Foreign Asset/Account Reporting Information.  Foreign property, including  Shares and Restricted Stock Units, held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of Participant’s foreign property exceeds C$100,000 at any time during the year.  Thus Restricted Stock Units must be reported – generally at a nil cost - if the C$100,000 cost threshold is exceeded because other foreign property is held by the employee.  When shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares.  The ACB would ordinarily equal the fair market value of the shares at the time of acquisition, but if the employee owns other shares of the same company, this ACB may have to be averaged with the ACB of the other shares.

FRANCE

NOTIFICATIONS

Exchange Control Information.  French residents with foreign account balances exceeding €1,000,000 must report any transactions carried out on those accounts to the Bank of France on a monthly basis.  French residents also must report all foreign bank and brokerage accounts on an annual basis (including accounts opened or closed during the tax year) on a specific form together with the income tax return.  Failure to comply could trigger significant penalties.

GERMANY

NOTIFICATIONS

Exchange Control Notification.  Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank).  In case of payments in connection with securities (including proceeds realized upon the sale of Shares or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received.  The report must be filed electronically and the form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de), in both German and English.  Participant is responsible for complying with the reporting requirements.

GREECE

There are no country-specific provisions.

HONG KONG

TERMS AND CONDITIONS

Sale of Shares.  Shares received at vesting are accepted as a personal investment.  In the event the Restricted Stock Units vest within six months of the Date of Grant, Participant agrees that he or she will not offer to the public or otherwise dispose of the shares prior to the six-month anniversary of the Date of Grant.

Form of Settlement.  The Award of Restricted Stock Units will be settled in Shares only.  In no event will any Restricted Stock Units be settled in cash, notwithstanding any discretion contained in the Plan to the contrary.

NOTIFICATIONS

Securities Law Information:  Warning.  The contents of the Award Agreement, including this Exhibit B, have not been reviewed by any regulatory authority in Hong Kong.  Participant should exercise caution in relation to the offer.  If Participant is in any doubt about any of the contents of the Award Agreement, including this Exhibit B, or the Plan,

Participant should obtain independent professional advice. The Restricted Stock Units and any Shares issued at vesting of the Restricted Stock Units do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or an Affiliate of the Company.  The Award Agreement, including this Exhibit B, the Plan, the Notice of Grant, and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong.  The Restricted Stock Units and any related documentation are intended only for the personal use of Participant and may not be distributed to any other person.

ITALY

TERMS AND CONDITIONS

Data Privacy Notice and Consent.  This provision replaces in its entirety Section A.3 of this Exhibit B:

Participant understands that the Employer, the Company and any Affiliate of the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance  or other identification number, salary, nationality, job title, any Shares or directorships held in the Company or any Affiliate of the Company, details of all Restricted Stock Units or other entitlement to Shares granted, awarded, canceled, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, managing and administering the Plan.

Participant also understands that providing the Employer with Data is necessary for the performance of the Plan and that Participant’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan.  The Controller of personal data processing is Accuray Incorporated, with registered offices at 1310 Chesapeake Terrace, Sunnyvale, California 94089, United States of America, and, pursuant to Legislative Decree no. 196/2003, its representative in Italy.

Participant understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan.  Participant understands that Data may also be transferred to the Company’s stock plan service provider or such other administrator that may be engaged by the Company in the future.  Participant further understands that the Company and/or any Affiliate of the Company will transfer Data among themselves as necessary for the purpose of implementing, administering and managing Participant’s participation in the Plan, and that the Company and/or any Affiliate of the Company may each further transfer Data to third parties assisting the Company in the implementation, administration, and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom Participant may elect to deposit any Shares acquired at  vesting of the Restricted Stock Units.  Such recipients may receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Participant’s participation in the Plan.  Participant understands that these recipients may be located in or outside the European Economic Area, such as in the United States or elsewhere.  Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Data as soon as it has completed all the necessary legal obligations connected with the management and administration of the Plan.

Participant understands that Data-processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions, as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration, and management of the Plan.  Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant has the right to, including but not limited to, access, delete, update, correct, or terminate, for legitimate reason, the Data processing.

Furthermore, Participant is aware that Data will not be used for direct marketing purposes.  In addition, Data provided can be reviewed and questions or complaints can be addressed by contacting Participant’s local human resources representative.

Plan Document Acknowledgment.  In accepting the grant of the Restricted Stock Units, Participant acknowledges that he or she has received a copy of the Plan and the Award Agreement and has reviewed the Plan and the Award Agreement, including this Exhibit B, in their entirety and fully understands and accepts all provisions of the Plan and the Award Agreement, including this Exhibit B.

Participant acknowledges that he or she has read and specifically and expressly approves the following sections of the Award Agreement: Section 3 on Vesting and Termination; Section 7 on Tax Withholding; Section 23 on Governing Law and Venue; Section A.1 of this Exhibit B on Nature of Award; Section A.4 of this Exhibit B on Language; and the Data Privacy Notice and Consent section included in this Exhibit B.

NOTIFICATIONS

Exchange Control Information.  Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, Shares, etc.) which may generate income taxable in Italy are required to report such investments or assets on their annual tax returns or on a special form if no tax return is due.  The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad.

JAPAN

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Japanese residents are required to report details of any assets held outside Japan as of December 31, including Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50,000,000.  Such report will be due by March 15 each year.  Participant is responsible for complying with this reporting obligation if applicable and Participant should consult his or her personal tax advisor in this regard.

NETHERLANDS

There are no country-specific provisions.

SINGAPORE

NOTIFICATIONS

Restriction on Sale of Shares.  To the extent Participant sells, offers to sell or otherwise disposes of Shares acquired under the Plan within six months of the date of grant, Participant is permitted to dispose of such shares through any designated broker appointed under the Plan, provided the resale of Shares acquired under the Plan takes place outside Singapore through the facilities of a stock exchange on which the Shares are listed.  The Company’s shares are currently listed on the NASDAQ Global Select Market.

Securities Law Information.  The Award of Restricted Stock Units is being made to Participant in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).  The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.  Participant should note that the Award of Restricted Stock Units is subject to section 257 of the SFA, and Participant will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares underlying the Restricted Stock Units, unless such sale or offer in Singapore is made (i) after six months from the Date of Grant or (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.

Chief Executive Officer and Director Notification Obligation.  If Participant is the Chief Executive Officer, or a director, associate director, or shadow director of the Company’s Singapore Affiliate, Participant is subject to certain notification requirements under the Singapore Companies Act.  Among these requirements is an obligation to notify the Company’s Singapore Affiliate in writing when Participant receives an interest (e.g., Restricted Stock Units or Shares) in the Company or any Affiliate of the Company.  In addition, Participant must notify the Company’s Singapore Affiliate when he or she sells Shares the Company or of any Affiliate of the Company (including when Participant sells Shares issued upon vesting of the Restricted Stock Units).  These notifications must be made within two days of acquiring or disposing of any interest in the Company or any Affiliate of the Company.  In addition, a notification of Participant’s interests in the Company or any Affiliate of the Company must be made within two days of becoming the Chief Executive Officer or a director.

SWITZERLAND

NOTIFICATIONS

Securities Law Information.  The Award of Restricted Stock Units is not intended to be a public offering in or from Switzerland.  Neither this document nor any other materials relating to the offer constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and their this document nor any other materials relating to the grant may be publicly distributed or otherwise made publicly available in Switzerland.  Neither this document nor any other offering or marketing material relating to the Plan has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss financial Market Supervisory Authority).

UNITED ARAB EMIRATES

NOTIFICATIONS

Securities Law Information.  Participation in the Plan is being offered only to Employees and Consultants of the Company and its Affiliates, and is in the nature of providing equity incentives to those providing services in the United Arab Emirates.  The Plan and the Award Agreement are intended for distribution only to such Participants and must not be delivered to, or relied on by, any other person.  Participant should conduct Participant’s own due diligence on the securities.  If Participant does not understand the contents of the Plan or the Award Agreement, Participant should consult an authorized financial adviser.  The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan, and neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Award Agreement, nor taken any steps to verify the information set out therein and has any responsibility for such documents.

UNITED KINGDOM

TERMS AND CONDITIONS

Tax Withholding.  This provision supplements Section 7 of the Award Agreement:

If payment or withholding of the Tax-Related Items is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the liability for income tax (the “Due Date”) occurs, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected income tax may constitute a loan owed by Participant to the Employer, effective on the Due Date.  Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 7 of the Award Agreement.

Notwithstanding the foregoing, Participant understands and agrees that if he or she is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax liability.  In the event that Participant is a director or executive officer and income tax is not collected from or paid by Participant by the Due Date, Participant understands that the amount of any uncollected Tax-Related Items may constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) may be payable.  Participant understands and agrees that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as appropriate) for the value of any employee NICs due on this additional benefit which the Company or the Employer may recover from Participant by any of the means referred to in Section 7 of the Award Agreement.